3: UNITED STATES

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

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[X] PRE-EFFECTIVE AMENDMENT NO. 2

[ ] POST-EFFECTIVE AMENDMENT NO.__

(Check appropriate box or boxes)

Calvert World Values Fund, Inc.	Registrant's Telephone Number
(Exact Name of Registrant as Specified in Charter)	800-368-2745

Address of Principal Executive Offices	Approx. Date of Proposed Public

4550 Montgomery Avenue, Suite 1000N	Offering: September 13, 2002
Bethesda, MD 20814	(Date of Reorganization)

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Name and Address of Agent for Service:

William M. Tartikoff, Esq.

Calvert Group, Ltd.

4550 Montgomery Ave. Suite 1000N

Bethesda, MD 20814

No filing fee is due for Registrant because of reliance on Section 24(f) of the Investment Company Act of 1940.

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July 23, 2002

Dear Calvert South Africa Fund Investor,

I am writing to inform you of the upcoming special meeting of shareholders of the Calvert South Africa Fund on September 13, 2002, and to request that you take a few minutes to read the enclosed material and to mail back the proxy voting card.

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You are being asked to vote on a proposal to exchange the assets of the Calvert South Africa Fund for shares of equal value in the Calvert World Values International Equity Fund. The Board of Directors of Calvert Impact Fund, Inc., including myself, believe this change is in the best interests of the Calvert South Africa Fund, and you, as its shareholders.

Despite the Fund's efforts to support the transformation of Africa and South Africa, the emerging market status of the country and the decline of the South African currency has taken its toll on African companies. Poor performance and sales, along with the steady decline of assets, caused the Board of Directors and Calvert Management to undertake an intensive review of the Fund's alternatives for staying a viable investment option. It was determined that a merger of the Calvert South Africa Fund into an international fund with a commitment to investing in Africa is the best next step, and through the proposed reorganization, Calvert (and you, as shareholders) will continue its manifest commitment to the African continent.

Regardless of the number of shares you own, it is important to vote those shares and mail your voting card as soon as you can. A postage paid envelope is enclosed. If shareholders do not return their proxies, the Fund may have to incur the expense of additional solicitations. All shareholders benefit from the speedy return of proxies.

I appreciate the time you will take to review this important matter. The Q & A that follows will assist you in understanding the proposal; however, if we may be of any assistance, please call us toll-free at (800) 368-2745.

Sincerely,

Barbara J. Krumsiek

President

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CALVERT IMPACT FUND, INC.

CALVERT SOUTH AFRICA FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on September 13, 2002

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Calvert South Africa Fund, a series of the Calvert Impact Fund, Inc. (the Fund), will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Friday, September 13, 2002, for the following purposes:

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  To consider and act on an Agreement and Plan of Reorganization (the Agreement), dated June 7, 2002, providing for the transfer of substantially all of the assets of the Calvert South Africa Fund, a series of Calvert Impact Fund, Inc., in exchange for shares of equal value of the International Equity Fund, a series of Calvert World Values Fund, Inc. The Agreement also provides for distribution of those shares of International Equity Fund to shareholders of the Calvert South Africa Fund in liquidation and subsequent termination of Calvert South Africa Fund; and

  To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

On behalf of the Fund, the Board of Directors of Calvert Impact Fund, Inc. has fixed the close of business on June 25, 2002, as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

July 2_, 2002

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By Order of the Board of Directors,

William M. Tartikoff, Esq.

Vice President

IMPORTANT NOTICE TO SHAREHOLDERS

QUESTIONS & ANSWERS

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Please read the complete text of the enclosed Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the matters to be voted upon. Your vote is important. If you have any questions regarding the proposal, please call us toll-free at 800-368-2745. We appreciate your investment in Calvert South Africa Fund, and look forward to a continuing relationship with you, supporting the transformation of Africa/South Africa through the Calvert World Values International Equity Fund.

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Q. What is the main proposal that I am being asked to consider for the upcoming Special Meeting of Shareholders?

A. Calvert South Africa Fund, a series of Calvert Impact Fund, Inc., is seeking your approval of its reorganization into the International Equity Fund, a series of the Calvert World Values Fund, Inc. (CWVF International Equity Fund).

What are the effects of this reorganization?

A. Pursuant to the reorganization, all of the assets of the Calvert South Africa Fund will be transferred to the CWVF International Equity Fund. In turn, you will receive Class A shares of the CWVF International Equity Fund.

Q. Is there a change in the management of the Fund?

A. Yes and no. Calvert Asset Management Company, Inc. (Calvert) is the investment advisor for both Funds; however, RISA Investment Advisers, LLC and African Harvest Asset Managers (PTY) Limited, are the investment subadvisors for the Calvert South Africa Fund, while Grantham, Mayo, Van Otterloo, & Co. LLC (GMO) is the investment subadvisor for the Calvert World Values Fund International Equity Fund. As of June 30, 2002, Calvert had approximately $8.4 billion in assets under management and GMO had $25.9 billion in assets under management worldwide.

Q. Are there differences in the investment objectives of the Calvert South Africa Fund and the CWVF International Equity Fund?

A. The investment objectives and investment policies of the Calvert South Africa Fund and the CWVF International Equity Fund are similar to the extent that they pertain to investing in international securities and espouse socially responsible investing. Though not identical, the investment objective for the CWVF International Equity Fund is to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks that meet the Fund's investment and social criteria. The Calvert South Africa Fund also seeks maximum total return, but is a non-diversified fund limited to investing in issuers located in South Africa.

Q. How do the expense structures and fees of the funds compare? Is there a benefit to me?

A. It is anticipated that current shareholder expenses may be greatly decreased. The following table reflects the current expense structure for the Calvert South Africa Fund and the current expense structure for the CWVF International Equity Fund, expressed as a percentage of average annual net assets:

	Calvert South Africa	CWVF International
	Fund	Equity Fund
	(Class A)	(Class A)
Management fees	1.25%	1.10%
Distribution/ Service (12b-1) Fees	0.25%	0.25%
Other Expenses	6.90%	0.50%
Total Operating Expenses	8.40%	1.85%
Fee Waiver and/or Expense Reimbursement	(6.15%)[1]	N/A
Net Expenses	2.25%[2]	N/A

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1 The Advisor and Subadvisors have agreed to limit annual fund operating expenses (net of any expense offset arrangements), through January 31, 2003. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, taxes, and capital items. The Fund has an offset arrangement with its custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses.

2 The contractual expense cap is 2.25%. The contractual expense cap is shown as "Net Expenses". This is the maximum amount of operating expenses that may be charged to the Fund through January 31, 2003.

Q. What is the current size (in net assets) of both Funds?

A. As of June 30, 2002, the Calvert South Africa Fund had $2.2 million in net assets and the CWVF International Equity Fund had $186.8 million in net assets. If the proposal presented in the proxy statement is approved, the combined CWVF International Equity Fund is expected to have approximately $189 million in assets.

Q. Will I have to pay a sales load fee if I purchase additional shares of the CWVF International Equity Fund?

A. Yes and no. Shareholders in the Calvert South Africa Fund who were shareholders in the predecessor, The RISA Fund, that become shareholders of CWVF International Equity Fund, will avoid all sales loads on current shares as well as on any future shares they purchase.

Shareholders from the predecessor, Calvert New Africa Fund, or new investors to the Calvert South Africa Fund will maintain the same load structure under which they had previously purchased in the CWVF International Equity Fund.

Q. What are the federal tax implications of the reorganization?

A. It is intended that the reorganization will not be a taxable event (i.e., no gain or loss will be recognized) to the Calvert South Africa Fund, the CWVF International Equity Fund, or to you as a shareholder.

Q. What if there are not enough votes to reach a quorum by the date of the special meeting of shareholders?

A. If not enough shareholders vote, we will need to take further action. We may contact you by mail, telephone, facsimile, or by personal interview. Therefore, we encourage you to vote as soon as you review the enclosed proxy materials in order to avoid additional follow-up mailings, telephone calls, or other solicitations.

Q. If the proposal is not approved for the Calvert South Africa Fund, will the Board of Directors propose liquidating the Fund?

A. If the proposal to reorganize the Calvert South Africa Fund is not approved, the Board of Directors will consider a proposal to liquidate the Fund.

Q. How will you determine the number of shares of the CWVF International Equity Fund that I will receive?

A. The Closing Date is September 13, 2002. As of 4:00 p.m. Eastern Time on the Closing Date, you will receive that number of full and fractional CWVF International Equity Fund Class A shares equal in value to the shares you hold in the Calvert South Africa Fund on that date.

Q. What impact will the reorganization have on the share price of the CWVF International Equity Fund?

A. The net asset value per share of the CWVF International Equity Fund will not be changed by the reorganization.

Q. Who is paying for expenses related to the special meeting of shareholders?

A. Calvert, as investment advisor to the Calvert South Africa Fund, has agreed to pay the expenses incurred by the Fund pursuant to the reorganization and this proxy solicitation.

Q. How does the Board of Directors of Calvert South Africa Fund suggest that I vote?

A. After careful consideration, the Board of Directors of the Calvert Impact Fund, Inc., of which the Calvert South Africa Fund is a series, unanimously recommends that you vote "FOR" the item proposed on the enclosed proxy card.

Q. How do I vote my shares?

A. You can vote your shares by attending the Special Meeting of Shareholders in person and submitting the enclosed proxy card at that time, or by completing and signing the proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call us toll-free at 800-368-2745.

Q. Will my vote make a difference?

A. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response on the enclosed proxy card will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of Calvert South Africa Fund.

Q. How do I sign the proxy card?

A. Voting instruction forms must be executed properly. When forms are not signed as required by law, you and the Fund must undertake the time and expense to take steps to validate your vote. The following guide was prepared to help you choose the proper format for signing your form:

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the form.

  All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the voting instruction form. For example:

REGISTRATION	VALID SIGNATURE

A.
1) Save the Earth Corp.	Jane Q. Nature, Treasurer
2) Save the Earth Corp.	Jane Q. Nature, Treasurer
c/o Jane Q. Nature, Treasurer

B.
1) Save the Earth Trust	Jon B. Goodhealth, Trustee
3) Jon B. Goodhealth, Trustee	Jon B. Goodhealth, Trustee
u/t/d 5/1/78

C.
1) David Smith, Cust.	David Smith
f/b/o Jason Smith UGMA

Voting by mail is quick and easy. Everything you need is enclosed.

PROSPECTUS AND PROXY STATEMENT

July 2_, 2002

Acquisition of the assets of

Calvert South Africa Fund

By and in exchange for shares of

Calvert World Values International Equity Fund

4550 Montgomery Avenue, Suite 1000N

Bethesda, Maryland 20814

800-368-2745


This Prospectus and Proxy Statement relates to the proposed transfer of all of the assets of the Calvert South Africa Fund, in exchange for shares of the Calvert World Values Fund, Inc. (CWVF) International Equity Fund (the Reorganization). Following the transfer, CWVF International Equity Fund shares will be distributed to shareholders of the Calvert South Africa Fund in liquidation of that Fund and the Calvert South Africa Fund will be dissolved. As a result of the proposed transaction, each shareholder of the Calvert South Africa Fund will receive that number of CWVF International Equity Fund shares equal in value at the date of the exchange to the value of such shareholder's respective shares of the Calvert South Africa Fund. The transaction will only occur if shareholders vote in favor of the proposed transfer.

The Calvert South Africa Fund is a non-diversified series of Calvert Impact Fund, Inc., an open-end management investment company. The Calvert South Africa Fund's investment objective is to seek maximum total return by investing in securities of South African issuers. As of June 30, 2002, the net assets of the Calvert South Africa Fund were $2.2 million.

The International Equity Fund is a diversified series of CWVF, an open-end management investment company. The CWVF International Equity Fund's investment objective is to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks that meet the Fund's investment and social criteria. As of June 30, 2002, the net assets of the CWVF International Equity Fund were $186.8 million.

The approximate date on which this Prospectus, Proxy Statement, and Form of Proxy are first being mailed to shareholders is July 29, 2002.

This Prospectus and Proxy Statement, which should be retained for future reference, sets forth concisely the information about the CWVF International Equity Fund that a prospective investor should know before investing. This Prospectus and Proxy Statement is accompanied by the Prospectus of the CWVF International Equity Fund dated January 31, 2002, and is incorporated herein by reference. A Statement of Additional Information dated July __, 2002, containing additional information about the proposed reorganization has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus and Proxy Statement. The Prospectus and Statement of Additional Information of the Calvert South Africa Fund, both dated January 31, 2002, and the Annual Reports to Shareholders for the period ended September 30, 2001 and the Semi-Annual Reports to Shareholders for the period ended March 31, 2002, for both Funds, have been filed with the SEC and are incorporated herein by reference. Copies of these documents may be obtained upon request and without charge by writing the Funds at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745.

These securities have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The shares offered by this prospectus and proxy statement are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured or otherwise protected by the FDIC, the Federal Reserve Board, or any other agency. When investors sell shares of the funds, the value may be higher or lower than the amount originally paid.

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TABLE OF CONTENTS

Synopsis	__
Risk Factors	__
Performance	__
Expense Comparisons	__
Reasons for the Reorganization	__
Information about the Reorganization	__
Information about the CWVF International Equity Fund	__
Shareholder Information for the CWVF International Equity Fund	__
Comparative Information on Shareholder Rights	__
General Information about the Funds	__
Financial Statements and Experts	__
Voting Information	__
Shareholder Proposals	__
Other Business	__
Adjournment	__
Exhibit A - Agreement and Plan of Reorganization	__

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SYNOPSIS

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Reasons for the Reorganization. The Board of Directors of Calvert Impact Fund, Inc. (the Directors) believe that the proposed Reorganization would be in the best interest of the shareholders of the Calvert South Africa Fund. The Directors reached this decision based upon the following factors: (i) shareholders will remain invested in an open-end fund with a substantially larger net asset value; (ii) the investment objective and investment policy of the CWVF International Equity Fund are complimentary to that of the Calvert South Africa Fund; (iii) shareholders of the Calvert South Africa Fund will have their directive of investing in Africa/South Africa continued to be met; (iv) as part of a larger fund, Calvert South Africa Fund shareholders are likely to benefit from reduced overall operating expenses per share on a pro forma basis as a result of certain economies of scale expected after the Reorganization; (v) shareholders of the Calvert South Africa Fund will not experience any dilution in the value of their investment as a result of the Reorganization; and (vi) the anticipated tax-free nature of the exchanges contemplated by the Reorganization for federal income tax purposes.

In evaluating the benefits of the proposed transaction, the Directors also considered the effect of the loss of a portion of the capital loss carryforwards that might be available to the Calvert South Africa Fund. Management has determined that the benefits of the proposed reorganization outweigh the uncertain potential detriment resulting from possible constraints in the use of capital loss carryforwards.

The Board of Directors of CWVF have also approved the Reorganization on behalf of CWVF International Equity Fund.

Proposed Transaction. The Directors have authorized the Fund to enter into an Agreement and Plan of Reorganization (the Agreement or Plan) providing for the transfer of all the assets of the Calvert South Africa Fund to the CWVF International Equity Fund in exchange for Class A shares of the CWVF International Equity Fund. Following the transfer, CWVF International Equity Fund shares will be distributed to the respective shareholders of the Calvert South Africa Fund in liquidation of the Calvert South Africa Fund, and the Calvert South Africa Fund will be dissolved. As a result of the proposed transaction, each shareholder of the Calvert South Africa Fund will receive that number of full and fractional CWVF International Equity Fund shares equal in value at the date of the exchange to the value of such shareholder's shares of the CWVF International Equity Fund. For the reasons stated above, the Directors, including the independent Directors, have concluded that the Reorganization into the CWVF International Equity Fund would be in the best interest of the shareholders of the Calvert South Africa Fund and recommend shareholder approval.

Tax Consequences. The Plan is conditioned upon receipt by the Calvert South Africa Fund of an opinion of counsel that for federal income tax purposes no gain or loss will be recognized by it or its shareholders as a result of the Reorganization. The tax basis of CWVF International Equity Fund shares received by a shareholder will be the same as the tax basis of the shareholder's shares of the Calvert South Africa Fund. In addition, the tax basis of the Calvert South Africa Fund's assets in the hands of CWVF International Equity Fund as a result of the Reorganization will be the same as the tax basis of such assets in the hands of the Calvert South Africa Fund prior to the Reorganization. See "Information about the Reorganization."

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Investment Policies. The investment objectives and investment policies of the Calvert South Africa Fund and the CWVF International Equity Fund are similar to the extent that they pertain to international investing and espouse socially responsible investing.

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Similar, though not identical, the investment objective for the CWVF International Equity Fund is to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks that meet the Fund's investment and social criteria. The Calvert South Africa Fund also seeks maximum total return through international investing, but is a non-diversified fund limited to investing in issuers located in South Africa.

Both Funds apply defined social criteria as an investment policy.

Although the CWVF International Equity Fund is not currently invested in Africa, the Board has proposed to adopt a new investment policy of allocating at lease one percent (1%) of the CWVF International Equity Fund's net assets to investments in Africa. Currently, the CWVF International Equity Fund is primarily invested in developed markets equities, defined as stocks of companies based in the countries which comprise MSCI's EAFE Index, plus Canada. From time to time, the CWVF International Equity Fund will invest in the equity securities of companies in emerging markets. Currently, emerging market equities account for about 10% of the CWVF International Equity Fund's net assets.

Purchases. Each Fund offers Class A shares, which are involved in the Reorganization. CWVF International Equity Fund also offers Class B and Class C shares, which are not part of the Reorganization. Shares of both Funds are sold on a continuous basis at net asset value, plus the appropriate sales charge, as applicable, which is subject to reduction by right of accumulation, group purchase, and letter of intent. Employee purchases and certain plans qualified under the Internal Revenue Code of 1986, as amended (the Code) may purchase shares with no sales charge, and all Fund shareholders may reinvest dividends without paying a sales charge. Shares issued in the Reorganization will not be assessed any sales charge.

Sales Charges. Both Funds' Class A shares are offered at net asset value plus a front-end sales charge as follows:

Your investment in Sales Charge as % of Amount

% of offering price Invested

Less than $50,000 4.75% 4.99%

$50,000 but less than $100,000 3.75% 3.90%

$100,000 but less than $250,000 2.75% 2.83%

$250,000 but less than $500,000 1.75% 1.78%

$500,000 but less than $1,000,000 1.00% 1.01%

$1,000,000 and over None* None*

*Purchases of shares at net asset value for accounts with $1,000,000 or more on which a finder's fee has been paid are subject to a one year contingent deferred sales charge (CDSC) of 0.80%.

The minimum initial investment in the CWVF International Equity Fund is $2,000 and the minimum subsequent investment is $250. The Fund may charge a $2 service fee on purchases of less than $250. The minimum initial investment in the Calvert South Africa Fund is $5,000 and the minimum subsequent investment is $250.

Exchange Privileges. Shareholders of both Funds may exchange Fund shares for Class A shares of a variety of other Calvert Funds. Each such exchange represents a sale of Fund shares, which may produce a gain or loss for tax purposes. There is no additional charge for exchanges. Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (i.e., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

Both Funds and their distributors reserve the right at any time to reject or cancel any part of any purchases; modify any terms or conditions of purchase of shares of the Funds; or withdraw all or any part of the offering made by the prospectus. To protect the interests of investors, both Funds and their distributors may reject any order considered market-timing activity.

Both Funds reserve the right to terminate or modify the exchange privilege with 60 days' written notice.

Distribution Procedures. Both Funds pay dividends from their respective net investment income annually. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year. Neither Fund anticipates making any such distributions until available capital loss carryovers have been used or have expired. Shareholders of both Funds may reinvest dividends and distributions. Your existing election in the Calvert South Africa Fund with respect to dividends and/or capital gains will be continued with respect to the shares of CWVF International Equity Fund you acquire in connection with the Reorganization unless you notify the CWVF International Equity Fund of a new election.

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Redemption Procedures. At any time and in any amount, shares of either Fund may be redeemed by sending a letter of instruction, including your name, account and Fund number, the number of shares or dollar amount, and where you want the money to be sent. This letter of instruction must be signed by all required authorized signers. Further documentation may be required from corporations, fiduciaries, pension plans, and institutional investors.

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Shares may also be redeemed by telephone or through brokers. Both Funds may impose a charge of $5 for wire transfers of less than $1,000. Both also may, after 30 days' notice, close your account if it falls below $1,000 and the balance is not brought up to the required minimum amount.

Valuation Practices. Both Funds' assets are normally valued utilizing the average bid dealer market quotation as furnished by an independent pricing service. Securities and other assets for which market quotations are not readily available are valued based on the current market for similar securities or assets, as determined in good faith by the Funds' Investment Advisor under the supervision of the respective Boards of Directors.

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Both Funds determine the net asset value of their shares every business day at the close of the regular session of the New York Stock Exchange (generally, 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. The Funds do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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RISK FACTORS

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Many of the risks associated with an investment in the CWVF International Equity Fund are substantially similar to the risks associated with an investment in the Calvert South Africa Fund. General risks attendant to investing in any Fund would be that shareholders could lose money on their investment in the Funds, or the Funds could underperform. Additional risks due to the international nature of these Funds include: (1) the stock markets go down (including markets outside the U.S.), (2) the individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result, and (3) investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar. The primary difference in risk stems from Calvert South Africa Fund's ability as a non-diversified fund to invest only in the securities of issuers located in South Africa. As a result of the Reorganization, the risk factors applicable to an investment in Calvert South Africa Fund will be modified by and may be lowered due to the ability of CWVF International Equity Fund to invest in more diverse markets over a wider geographical area.

PERFORMANCE

Calvert South Africa Fund Bar Chart and Performance Table*

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart shows how the performance of the Fund's shares has varied from year to year. The table compares the Fund's performance over time to that of the Johannesburg Stock Exchange (JSE) All Shares Index, a widely recognized unmanaged index of South African Stocks. It also compares the Fund's performance to the Morgan Stanley Capital International (MSCI) South Africa Index. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table. It is not possible to invest directly in an index and an index does not include mutual fund expenses.

*Pursuant to an Agreement and Plan of Reorganization, The RISA Fund was reorganized into the Class A Shares of the Calvert South Africa Fund, which began operations on March 29, 2001. The following performance results for the Class A Shares of the Calvert South Africa Fund prior to March 29, 2001, reflect the performance of The RISA Fund since its inception in October 1999. Please note that current expenses for the Class A Shares of the Calvert South Africa Fund are contractually capped at 2.25%, the same as they were for The RISA Fund. Annual total returns for The RISA Fund did not include the assessment of any sales charge, and therefore actual performance would have differed.

Year-by-Year Total Return at NAV

[INSERT BAR CHART HERE]

Best Quarter (of periods shown) Q2 '01 3.99%

Worst Quarter (of periods shown) Q3 '01 (20.69%)

As of June 30, 2002, the Fund's year-to-date total return was 4.45%.

Average Annual Total Returns (as of December 31, 2001)

(with maximum sales charge deducted)

	1 year	5 year[1]	10 year
Calvert South Africa Fund - Class A	(31.87%)	N/A	N/A
JSE All Share Index	(16.76%)	N/A	N/A
MSCI South Africa Index	(17.21%)	N/A	N/A

1 Since inception (10/31/99): Calvert South Africa Fund (17.16)%; JSE All Share Index (8.29%); and MSCI South Africa Index (8.89%). The month end date of 10/31/99 is used for comparison purposes only, actual Fund inception is 10/1/99.

CWVF International Equity Bar Chart and Performance Table

The bar chart and table below show the Fund's annual returns and its long-term performance. The chart and table provide some indication of the risks of investing in the Fund. The chart shows how the performance of the Class A shares has varied from year to year. The table compares the Fund's performance over time to that of the MSCI EAFE Index. This is a widely recognized, unmanaged index of common stock prices around the world. It also shows the Fund's returns compared to the Lipper International Funds Average, an average of the annual return of mutual funds that have an investment goal similar to that of the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The return for the Fund's other Classes of shares offered by this prospectus will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund's shares. Any sales charge will reduce your return. The average total return table shows returns with the maximum sales charge deducted. No sales charge has been applied to the indices used for comparison in the table. It is not possible to invest directly in an index and an index does not include mutual fund expenses.

Year-by-Year Total Return

(Class A return at NAV)

[INSERT BAR CHART HERE]

Best Quarter (of periods shown) Q4 '99 20.38%

Worst Quarter (of periods shown) Q3 '01 (17.17%)

As of June 30, 2002, the Fund's year-to-date total return was (6.96%).

Average Annual Total Returns (as of 12-31-01)

(with maximum sales charge deducted)
	1 year	5 years	10 years
CWVF International Equity: Class A1	(27.39%)	(0.80%)	N/A
CWVF International Equity: Class B	(28.52%)	N/A	N/A
CWVF International Equity: Class C	(25.35%)	(0.82%)	N/A
MSCI EAFE Index GD	(21.21%)	1.17%	N/A
Lipper International Funds Average	(21.71%)	1.94%	N/A

1 Since inception (7/31/92): CWVF International Equity Fund Class A 3.73%; MSCI EAFE Index GD 6.52%; and Lipper International Funds Average 6.48%. The month end date of 7/31/92 is used for comparison purposes only, actual fund inception is 7/2/92.

EXPENSE COMPARISONS

	Calvert South Africa Fund (Class A)	Pro Forma - Surviving CWVF International Equity Fund (Class A)
Shareholder Fees
Maximum sales charge (load)	4.75%	4.75%
imposed on purchases (as a percentage of
offering price)
Maximum deferred sales charge	None1	None1
(load)(as a percentage of purchase or
redemption proceeds, whichever is lower)

Redemption Fee2	None	2%
(as a % of redemption proceeds)

Annual fund operating expenses3
Management fees	1.25%	1.10%
Distribution and Service (12b-1) Fees	0.25%	0.25%
Other expenses	6.90%	0.65%
Total annual fund operating Expenses	8.40%	2.00%
Fee Waiver and/or Expense Reimbursement	(6.15%)4	N/A
Net Expenses	2.25%5	N/A

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Notes to Fees and Expenses Table

1 Purchases of Class A shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 0.80% contingent deferred sales charge on shares redeemed within 1 year of purchase.

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2 The redemption fee applies only to purchases over $100,000 that are redeemed or exchanged out of the Fund in less than 30 days. The fee is not charged on certain retirement platforms and other similar omnibus-type accounts. The fee, where applicable, is deducted from your redemption proceeds. It is payable to the Fund. This fee is to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund.

3 Expenses are based on the Fund's most recent fiscal year, ended on September 30, 2001, unless otherwise indicated. Pro forma expenses of CWVF International Equity Fund are based on what the estimated combined expenses of the Fund would have been for the fiscal year ended on September 30, 2001. Management fees include the Subadvisory fees paid by the Advisor to the Subadvisors, and the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert Asset Management Company, Inc.

4 The Advisor and Subadvisors have agreed to limit annual fund operating expenses (net of any expense offset arrangements), through January 31, 2003. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, extraordinary expenses, taxes, and capital items. The Fund has an offset arrangement with its custodian bank whereby the custodian and transfer agent fees may be paid indirectly by credits on the Fund's uninvested cash balances. These credits are used to reduce the Fund's expenses.

5 The contractual expense cap is 2.25%. The contractual expense cap is shown as "Net Expenses". This is the maximum amount of operating expenses that may be charged to the Fund through January 31, 2003.

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Example. This example is intended to help you compare the cost of investing in the Funds (both before and after the Reorganization) with the cost of investing in other mutual funds. The example assumes that:

  You invest $10,000 in the Fund for the time periods indicated;

  Your investment has a 5% return each year;

  The Fund's operating expenses remain the same; and

  The maximum sales charge currently applicable to each Fund is imposed.

Although your actual costs may be higher or lower, under these assumptions your costs would be:
Fund (Unaudited)	1 Year	3 Years	5 Years	10 Years

Calvert South Africa Fund
(Class A)	$692	$2,281	$3,764	$7,051

CWVF International Equity Fund
(Class A)	$668	$1,073	$1,502	$2,692

Pro Forma - Surviving
CWVF International Equity Fund
(Class A)	$668	$1,073	$1,502	$2,692

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REASONS FOR THE REORGANIZATION

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The Directors of Calvert South Africa Fund believe that the proposed Reorganization is in the best interest of shareholders. At the several quarterly Board meetings leading up to the June 2002 meetings discussed further below, the Directors discussed the viability of continuing the Fund in its current state. At a special meeting of the Directors held on May 8, 2002, the Directors reviewed the myriad of challenges threatening the continuation of the Calvert South Africa Fund, which include: (1) the poor performance of the Fund; (2) the steady decline of assets over the life of the Fund (and its predecessors) due to the market volatility in South Africa/Africa; (3) the realization that demand for an open-end fund investing only in African equities is very limited; (4) the fact that both subadvisors have expressed a desire to terminate their respective management relationships with Calvert and the Fund; (5) the fact that BOE Securities, Inc., the co-distributor of the Fund, has expressed reservation in being able to continue to sell the Fund; and (6) the realization that to continue the Fund would be very costly to shareholders since the influx of redemptions would likely increase the Fund's operating expense ratio to an unacceptable level. The Directors then discussed the various options available to the Fund. These options included: (1) continuation of the Fund despite the current challenges and the Fund's recent drop in asset size to approximately $2.2 million, from a near high of $4.991 million in assets on May 17, 2001; (2) merger of the Fund into another Calvert Fund or into an unaffiliated Africa fund; or (3) dissolution and liquidation of the Fund. In connection with their consideration of these matters, the Directors were also advised by both Fund counsel and counsel to the Independent Directors of their fiduciary responsibilities to the Calvert South Africa Fund's shareholders and the legal issues involved.

Following Management's additional research into the various options for disposition of the Fund, the results of which were reported at the regular quarterly Board meeting held on June 4, 2002, the Directors determined that it was not viable to continue to run the Calvert South Africa Fund at the decreased asset level. With respect to the possible merger of the Calvert South Africa Fund into another Fund, either within the Calvert Family of Funds, or with an outside partner, Management reported that it had found no other U.S.-based open-end Africa funds. Thus, there are no potential merger partners that could maintain a focus in South Africa/Africa. Next, in considering the option of liquidating and dissolving the Fund, the Directors made it immediately clear that this was not a preferred option for either Calvert or Fund shareholders, as such drastic action would end the historically active involvement in supporting the transformation of Africa. This led the Directors to come to the conclusion that a merger of the Calvert South Africa Fund with an existing Calvert fund would be the best option, especially recognizing that: (1) to continue the Fund would be very costly to shareholders since the influx of redemptions would likely increase the Fund's operating expense ratio to an unacceptable level; (2) there are no other U.S.-based open-end South Africa funds with which the Fund could merge; and (3) dissolution and liquidation of the Fund is not in the Fund's and shareholders' best interests. Thus, the Directors requested that Management more aggressively pursue the possibility of merging the Calvert South Africa Fund into the CWVF International Equity Fund, a fund with an investment objective and social policy that would allow investment in Africa/South Africa.

Following Management's meeting with the Board of Directors of CWVF, the Directors convened a Special Meeting on June 7, 2002 to further discuss the possibility of merging the Calvert South Africa Fund into the CWVF International Equity Fund. At the special meeting, Management made a presentation concerning the CWVF International Equity Fund and the advantages that the Reorganization would have for Calvert South Africa Fund shareholders. Ms. Duke, as Assistant Secretary to the Fund, advised the Directors that the Board of Directors of CWVF had approved a reorganization of the Fund into the International Equity Fund and determined that the interests of shareholders of the International Equity Fund would not be diluted. It was also reported that in approving the proposed merger, the Board of Directors of CWVF also proposed to adopt an investment policy of allocating one percent (1%) of the CWVF International Equity Fund's net assets to investments in Africa, to ensure the continuation of the Calvert South Africa Fund's commitment to supporting the transformation of the African continent. Ms. Krumsiek, speaking as the CEO of Calvert and a member of the Board of Directors of both Funds, added that the enthusiasm of the Board of Directors of CWVF for the proposed reorganization and commitment to the Calvert South Africa Fund's mission, leads her to believe that the reorganization into the CWVF International Equity Fund presents the Calvert South Africa Fund and its shareholders with the best option for continuing to fulfill its objective, recognizing the diminished capability of the Fund to continue in its current state.

In addition, the Directors considered a number of additional factors, including, but not limited to: (1) the capabilities, investment experience, and resources of the CWVF International Equity Fund, its Advisor and Subadvisor, and other service providers in the area of social research and analysis; (2) the expenses and advisory fees applicable to the Fund before the Reorganization and the estimated lower expense ratios for shareholders in the CWVF International Equity Fund after the Reorganization, compared to those of the Calvert South Africa Fund; (3) the terms and conditions of the Agreement and Plan of Reorganization and the expectation that the Reorganization would not result in dilution of current Fund shareholders' interests; (4) the huge economies of scale expected to be realizable as a result of the Reorganization; (5) the service features available to shareholders of both the Calvert South Africa Fund and the CWVF International Equity Fund; (6) the costs estimated to be incurred to complete the Reorganization; (7) the current size and future growth prospects of the CWVF International Equity Fund; and (8) the anticipated non-taxable treatment of the Reorganization for federal income tax purposes. Thus, when considering all of the above factors, and recognizing that the CWVF International Equity Fund is willing to adopt a South Africa policy to ensure an allocation for investment in Africa, thereby allowing Calvert to continue its historically active involvement in supporting the transformation of Africa, the Directors determined that the Reorganization of the Calvert South Africa Fund into the CWVF International Equity Fund would clearly be in the best interest of the Calvert South Africa Fund and of its shareholders.

After this discussion, and following a review of the materials and the terms of the proposed Agreement and Plan of Reorganization, the non-interested Directors unanimously approved the reorganization proposal and recommended its approval by the Calvert South Africa Fund's shareholders. In connection with the approval, the Directors considered among other things, the following more technical points of the possible merger:

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  The fact that there is no assurance that the current expense waiver and/or reimbursement applicable to Calvert South Africa Fund would continue after January 31, 2003;

  Because the Reorganization will be effected on the basis that the net asset value of the CWVF International Equity Fund following the Reorganization will be the same as the net asset value of the Calvert South Africa Fund immediately prior to the Reorganization, shareholders of the Calvert South Africa Fund will not experience any dilution in the value of their investment as a result of the Reorganization;

  The Calvert South Africa Fund and the CWVF International Equity Fund each would receive an opinion of counsel that the exchanges contemplated by the Reorganization are expected to be tax-free for federal income tax purposes; and

  Calvert Asset Management Company, Inc., as the Advisor to the Calvert South Africa Fund, will pay the cost of the Reorganization incurred by the Fund.

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INFORMATION ABOUT THE REORGANIZATION

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Plan of Reorganization. The proposed Agreement and Plan of Reorganization provides that the CWVF International Equity Fund will acquire all the assets of the Calvert South Africa Fund in exchange for shares of the CWVF International Equity Fund on September 13, 2002. A copy of a form of the Plan is attached as Exhibit A to this Proxy Statement. Discussion of the Plan herein is qualified in its entirety by reference to the Plan in Exhibit A. The number of full and fractional CWVF International Equity Fund shares to be issued to shareholders of the Calvert South Africa Fund will equal the value of the shares of the Calvert South Africa Fund outstanding immediately prior to the Reorganization. Portfolio securities of the Calvert South Africa Fund will be valued in accordance with the valuation practices of the CWVF International Equity Fund (See, "About the Funds"). At the time of the Reorganization, the Calvert South Africa Fund will pay all of its obligations and liabilities, and prior to the Reorganization will issue a dividend to distribute its investment company taxable income to its shareholders. The Reorganization will be accounted for by the method of accounting commonly used by open-end investment companies.

As soon as practicable after the Closing Date, the Calvert South Africa Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on September 13, 2002, the full and fractional shares of the CWVF International Equity Fund at an aggregate net asset value equal to the value of the shareholder's shares in the Calvert South Africa Fund next determined at the close of business on the Valuation Date (the business day immediately preceding the effective time of the transaction). This method of valuation is also consistent with interpretations of Rule 22c-1 under the Act by the Securities and Exchange Commission's Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the CWVF International Equity Fund, representing the respective pro rata number of full and fractional shares of the CWVF International Equity Fund due shareholders of the Calvert South Africa Fund.

The consummation of the Plan is subject to the conditions set forth therein, including the following:

Shareholder Approval. The Plan shall have been approved by the affirmative vote of the holders of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Calvert South Africa Fund.

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Representations, Warranties and, Agreements. Both parties to the Reorganization shall have complied with their respective responsibilities under the Plan, the respective representations and warranties contained in this Plan shall be true in all material respects as of the closing date, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of either party since September 30, 2001. Both parties shall produce certificates satisfactory in form and substance indicating that they have met the terms of the Plan.

Tax Opinion. Both parties to the Reorganization shall have received an opinion of counsel, addressed to the Funds and in form and substance satisfactory to each party, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Calvert South Africa Fund, the CWVF International Equity Fund, and their respective shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, this Prospectus and Proxy statement, and on such other written representations as the Calvert South Africa Fund and the CWVF International Equity Fund, respectively, will have verified. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(1) Neither the Calvert South Africa Fund nor the CWVF International Equity Fund will recognize any gain or loss upon the transfer of the assets of the Calvert South Africa Fund to the CWVF International Equity Fund in exchange for CWVF International Equity Fund shares, and, in the case of Calvert South Africa Fund, upon the distribution (whether actual or constructive) of CWVF International Equity Fund shares to Calvert South Africa Fund shareholders in exchange for their shares of capital stock of the Calvert South Africa Fund;

(2) The shareholders of the Calvert South Africa Fund who receive CWVF International Equity Fund shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of the Calvert South Africa Fund for CWVF International Equity Fund shares (including any share interests they are deemed to have received) pursuant to the Reorganization;

(3) The tax basis of CWVF International Equity Fund shares received by shareholders of the Calvert South Africa Fund will be the same as the tax basis of the shares of capital stock of the Calvert South Africa Fund surrendered in the exchange; and the holding period of CWVF International Equity Fund shares received by each shareholder of the Calvert South Africa Fund will include the period during which the shares of the Calvert South Africa Fund exchanged therefor were held by such shareholder, provided the shares of the Calvert South Africa Fund were held as a capital asset on the date of the Reorganization; and

(4) The tax basis of the Calvert South Africa Fund's assets acquired by the CWVF International Equity Fund will be the same as the tax basis of such assets to the Calvert South Africa Fund immediately prior to the Reorganization, and the holding period of the assets of the Calvert South Africa Fund in the hands of the CWVF International Equity Fund will include the period during which those assets were held by the Calvert South Africa Fund.

The Plan may be terminated, and the Reorganization abandoned, at any time before or after approval by shareholders of the Calvert South Africa Fund, prior to the Closing Date by mutual consent of the parties, or by either, if any condition set forth in the Plan has not been fulfilled or has been waived by the party entitled to its benefits. In accordance with the Plan, the Calvert South Africa Fund and the CWVF International Equity Fund are responsible for payment of their own expenses incurred in connection with the Reorganization; but as stated earlier, Calvert Asset Management Company, Inc., as investment advisor to the Calvert South Africa Fund, has agreed to pay these expenses for the Fund.

Description of CWVF International Equity Fund Shares. Full and fractional shares of CWVF International Equity Fund will be issued to each shareholder in accordance with the procedures under the Plan as described above. Each share will be fully paid and non-assessable when issued and transferable without restrictions and will have no preemptive or conversion rights.

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Federal Income Tax Consequences. The Plan is intended to be a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code. Opinions of Counsel are not binding on the Internal Revenue Service or the Courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the consequences described above would not be applicable, and shareholders could recognize a gain or loss on the transaction. Shareholders of the Calvert South Africa Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of the Calvert South Africa Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Reorganization.

Expenses. After the Reorganization, the total operating expenses of the surviving CWVF International Equity Fund, as a percent of net assets, are estimated to be less than the current operating expenses for the Calvert South Africa Fund (including any current fee waiver or expense reimbursement applicable to the Calvert South Africa Fund). In addition, certain fixed costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Calvert South Africa Fund shareholders.

The net assets of the Calvert South Africa Fund have never reached a level at which the Fund was able to enjoy economies of scale. Moreover, the net assets of the Calvert South Africa Fund have experienced an almost steady decline since the merger, which created the Fund in April 2001 due to market volatility in the developing market countries in which the Fund invests. As referenced earlier, as of June 30, 2002, the net assets of the Calvert South Africa Fund are significantly smaller than the net assets of the CWVF International Equity Fund. Calvert believes that the economies of scale that may be realized as a result of the Reorganization would be beneficial to Calvert South Africa Fund shareholders.

Effect of the Reorganization on Capital Loss Carryforwards. The following table provides comparative information regarding realized capital gains and losses and net unrealized appreciation or depreciation of portfolio securities and the capital loss carryforwards of CWVF International Equity Fund and the Calvert South Africa Fund as of June 30, 2002.

CWVF International Equity Fund

Capital Loss Carryforward $0

Realized Gains (losses) $(30,822,232)

Net unrealized depreciation $(8,211,484)

Calvert South Africa Fund

Capital Loss Carryforward $(4,197,933)

Realized Gains (losses) $(1,233,806)

Net unrealized depreciation $(264,301)

If the Reorganization does not occur, the Calvert South Africa Fund's loss carryforwards should be available to offset any net realized capital gains of the Calvert South Africa Fund through their expiration dates (ranging from 2006 to 2008). It is anticipated that no distributions of net realized capital gains would be made by the Calvert South Africa Fund until the capital loss carryforwards expire or are offset by net realized capital gains.

If the Reorganization is consummated, CWVF International Equity Fund will be constrained in the extent to which it can use the capital loss carryforwards of the Calvert South Africa Fund because of limitations imposed by the Code on the occurrence of an ownership change. CWVF International Equity Fund should be able to use in each year a capital loss carryforward in an amount equal to the value of the Calvert South Africa Fund's loss carryforward on the date of the Reorganization multiplied by a long-term tax-exempt rate calculated by the Internal Revenue Service. If the amount of such a loss is not used in one year, it may be added to the amount available for use in the next year. For 2003, the amount of capital loss carryforward that may be used under the formula will be further reduced to reflect the number of days remaining in the year following the date of the Reorganization, currently anticipated to close on or about September 13, 2002.

The Advisor believes that the anticipated benefits outweigh the uncertain potential detriment resulting from the partial loss of capital loss carryforwards, and the differing consequences of federal and various other income taxation on a distribution received by each shareholder whose tax liabilities (if any) are determined by the net effect of a multitude of considerations that are individual to the shareholder. Calvert South Africa Fund shareholders who need information as to state and local tax consequences, if any, should consult their tax advisors.

Capitalization. The following table shows the capitalization of the Calvert South Africa Fund, and on a pro forma basis the capitalization of the CWVF International Equity Fund, as of June 30, 2002.
	Calvert South	Surviving
	Africa Fund	CWVF International
	(Class A)	Equity Fund (Class A)*
Net Assets	$188.0 million	$151.8 million
Net Asset Value Per Share	$12.43	$14.43
Shares Outstanding	178,807	10,676,600

*The Pro Forma combined net assets do not reflect adjustments with respect to distributions prior to the Reorganization. The actual exchange ratio will be determined based on the relative net asset value per share and the number of shares outstanding of each Fund on the acquisition date.

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INFORMATION ABOUT THE CWVF INTERNATIONAL EQUITY FUND

As discussed above, the investment objective, principal investment strategies, and investment practices are complimentary of those for the Calvert South Africa Fund.

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Further, in addition to the policies discussed below, in anticipation of the proposed merger, the Board of Directors of CWVF has adopted a policy to allocate one percent (1%) of the CWVF International Equity Fund's net assets to investments in Africa.

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Objective. The CWVF International Equity Fund seeks to provide a high total return consistent with reasonable risk by investing primarily in a diversified portfolio of stocks that meet the Fund's investment and social criteria.

Principal Investment Strategies. The CWVF International Equity Fund invests primarily in the common stocks of mid- to large-cap companies using a value approach. The Fund identifies those countries with markets and economies that it believes currently provide the most favorable climate for investing. The Subadvisor selects countries based on a top-down analysis of economics and global themes and draws on a "20 questions" model, which uses macro- and micro-economic inputs to rank the attractiveness of markets in various countries. Within each country, the Subadvisor uses valuation techniques that have been shown to best determine value within that market. In some countries, the valuation process may favor the comparison of price-to-cash-flow while in other countries, price-to-sales or price-to-book may be more useful in determining which stocks are undervalued.

The CWVF International Equity Fund invests primarily in more developed economies and markets. No more than 5% of Fund assets are invested in the U.S.

The CWVF International Equity Fund invests with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity, and cooperative effort. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact.

Principal Risks. You could lose money on your investment in the CWVF International Equity Fund, or the Fund could underperform for any of the following reasons:

  The stock markets go down (including markets outside the U.S.)

  The individual stocks in the Fund do not perform as well as expected, and/or the Fund's portfolio management practices might not work to achieve their desired result.

  Investment in foreign securities involves additional risks relating to political, social and economic developments abroad. Other risks from these investments result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, the potential for foreign markets to be less liquid than U.S. markets, and the currency risk associated with securities that trade in currencies other than the U.S. dollar.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Selection Process. Investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and social criteria.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's social criteria. To the greatest extent possible, the Fund seeks to invest in companies that exhibit positive accomplishments with respect to one or more of the social criteria. Investments for the Fund must meet the minimum standards for all its financial and social criteria.

Although the Fund's social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, Calvert and the Subadvisor believe there are sufficient investment opportunities to permit full investment among issuers which satisfy the Fund's investment and social objectives.

The selection of an investment by the Fund does not constitute endorsement or validation by the Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund's social criteria. Investors are invited to send a brief description of companies they believe might be suitable for investment.

Socially Responsible Investment Criteria. The CWVF International Equity Fund invests in accordance with the philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort. In addition, Management believes that there are long-term benefits in an investment philosophy that demonstrates concern for the environment, labor relations, human rights and community relations. Those enterprises that exhibit a social awareness in these issues should be better prepared to meet future societal needs. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to seek to provide a positive return to both investors and society as a whole.

The CWVF International Equity Fund has developed social investment criteria, detailed below. These criteria represent standards of behavior, which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert and the Subadvisor. All social criteria may be changed by the Board of Directors without shareholder approval.

The CWVF International Equity Fund seeks to invest in companies that:

  Achieve excellence in environmental management. Management selects investments that take positive steps toward preserving and enhancing our natural environment through their operations and products. Management seeks to avoid companies with poor environmental records.

  Have positive labor practices. Management considers the International Labor Organization's basic conventions on worker rights as a guideline for our labor criteria. Management seeks to invest in companies that hire and promote women and ethnic minorities; respect the right to form unions; comply, at a minimum, with domestic hour and wage laws; and provide good health and safety standards. Management seeks to avoid companies that demonstrate a pattern of engaging in forced, compulsory, or child labor.

The CWVF International Equity Fund seeks to avoid investing in companies that:

  Contribute to human rights abuses in other countries - The Fund may invest in companies that operate in countries with poor human rights records if we believe the companies are making a positive contribution.

  Produce nuclear power or nuclear weapons, or have more than 10% of revenues derived from the production or sale of weapons systems.

  Derive more than 10% of revenues from the production of alcohol or tobacco products, but actively seeks to invest in companies whose products or services improve the quality of or access to health care, including public health and preventative medicine.

  Are significantly engaged in a pattern and practice of violating the rights of indigenous peoples. We also support the promotion of positive portrayals of indigenous peoples and their heritage.

Management.

Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, is the CWVF International Equity Fund's investment advisor. The Advisor provides the Fund with investment supervision and management and office space; furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Directors who are affiliated persons of the Advisor. It has been managing mutual funds since 1976. It is the investment advisor for over 30 mutual fund portfolios. As of June 30, 2002, the Advisor had approximately $8.4 billion in assets under management.

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Grantham, Mayo, Van Otterloo & Co. LLC (GMO), 40 Rowes Wharf, Boston, Massachusetts 02110, is the CWVF International Equity Fund's subadvisor. GMO is a privately held limited liability company. As of June 30, 2002, GMO had $25.9 billion in assets under management worldwide.

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Thomas Hancock and Christopher M. Darnell co-head the portfolio management team for the Fund. Mr. Hancock joined the firm in 1995, serving as a research analyst. He became a member of the firm in 2000 and is currently engaged in global quantitative equities portfolio management. Prior to joining the firm, he was a research scientist at Siemens and a software engineer at IBM. Mr. Hancock attended Rensselaer Polytechnic Institute (B.S.) and Harvard University (Ph.D.).

Mr. Darnell joined the firm in 1979, serving as a research analyst. He became a member of the firm in 1984 and Head of Quantitative Research in 1996. He has also served as Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at GMO. Prior to joining the firm, Mr. Darnell attended Yale University (B.A.) and Harvard University (M.B.A.)

Advisory Fees. The CWVF International Equity Fund's advisory agreement provides for the Fund to pay the Advisor a fee of 0.75% of the Fund's average daily net assets.

In addition, the CWVF International Equity Fund's subadvisory agreement provides for the Advisor to pay GMO, as the Subadvisor, a fee of 0.45% of the Fund's average daily assets up to and including $250 million; 0.425% of the Fund's average daily net assets over $250 million and up to and including $500 million; and 0.400% of the Fund's average daily net assets in excess of $500 million.

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Calvert Distributors, Inc., an affiliate of the Advisor, is the principal underwriter and distributor for the CWVF International Equity Fund. The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay distribution fees for the sale and distribution of its shares. The distribution plan also pays service fees to persons (such as your financial professional) for services provided to shareholders. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution Fees. The maximum annual percentage payable under the distribution plan is 0.35% of the Fund's average daily net assets, and the amount actually paid by the Fund for the most recent fiscal year was 0.25% of the Fund's average daily net assets.

Other Management Arrangements.

Calvert Administrative Services Company, an affiliate of the Advisor, is the Fund's administrator.

National Financial Data Services, Inc. is the Fund's transfer agent and dividend disbursing agent.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, is the Fund's shareholder servicing agent.

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Management's Discussion of CWVF International Equity Fund Performance.

(Excerpted from March 31, 2002 Semi-Annual Report)

Thomas Hancock of Grantham, Mayo, Van Otterloo

Please Note: In March, the Fund's Board of Directors approved the appointment of a new subadvisor to manage the investment portfolio of the Fund. Grantham, Mayo, Van Otterloo was appointed as the new subadvisor to the Fund.

How did the Fund perform?

Calvert World Values International Equity Fund's Class A Shares posted a total return of 9.67% for the six months ending March 31, 2002, outperforming the Fund's benchmark, MSCI's EAFE Index, which returned 8.08% over the period.

What was the Economic Climate?

The past six months for international equity markets started with a sharp upturn for markets, as stocks around the globe reversed course after having initially sold off as a result of the September 11 terrorist attacks. In part this was a classic correction of a sharp over-reaction by investors. It suggested that investors were more optimistic about the chances of a global economic recovery in the New Year. However, this exuberance did not follow through in the New Year. A solid bounce back during the final week of February, and the first week of March enabled the U.S. and non-U.S. developed markets to finish modestly ahead of their benchmarks. For the first quarter of 2002, the Russell 3000 index, a broad market US index, finished 0.97%, while the MSCI EAFE index finished the quarter flat.

Portfolio Statistics

March 31, 2002

Investment Performance
	6 Months	12 Months
	ended	ended
	3/31/02	3/31/02
Class A	9.67%	(9.39%)
Class B	8.93%	(10.67%)
Class C	9.09%	(10.35%)
Class I	10.07%	(8.73%)
MSCI EAFE
Index GD	8.08%	(7.80%)
Lipper International
Funds Avg	9.74%	(7.48%)

Ten Largest Stock Holdings
% of Net Assets
HBOS plc (Halafax & Bank
of Scotland	3.1%
TeleNorte Leste
Participacoes (ADR)	2.5%
Telefonos de Mexico,
S.A. de C.V. (ADR)	2.3%
Gas Natural SDG, S.A.	2.3%
Societe General Routiere	2.2%
National Australia Bank Ltd.	2.2%
Swisscom AG	2.2%
Skand Enskilda Banken AB	2.0%
Nokia Oyj	2.0%
Swiss Reinsurance Co.	1.8%
Total	22.6%

Asset Allocation
Stocks	95%
Bonds & Notes	4%
Cash & Cash Equivalents	1%
100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

GD represents gross dividends.

Source: Lipper Analytical Services, Inc.

Portfolio Statistics

March 31, 2002

Average Annual Total Returns
Class A Shares
One year	(13.68%)
Five year	(0.75%)
Since inception	3.71%
(7/2/92)

Class B Shares
One year	(15.13%)
Since inception	(6.59%)
(4/1/98)

Class C Shares
One year	(11.25%)
Five year	(0.76%)
Since inception	1.07%
(3/1/94)

Class I Shares
One year	(8.73%)
Since inception	(4.87%)
(3/1/99)

The strong performance of the U.S. Dollar dampened the beneficial effects from strong non-US developed market performance in both the Fund, and the benchmark. The Fund's under-exposure to the Euro and the Japanese Yen, which depreciated by 4.2% and 10.1%, respectively over the six month period, helped boost performance from currency exposures.

What was the Investment Strategy?

In this volatile environment for stocks, the Fund derived its favorable performance from the strong performance of holdings in the financials, technology and telecommunications services sectors. Additionally, as domestic and global market investors tended to favor companies with small market capitalization (market cap) over large market cap companies, the Fund's lower exposure to very large cap names and greater exposure to mid cap names boosted performance.

Two stocks that contributed to performance were Innogy, which rose on a buyout by German utility RWE, and Dutch Telcom Company KPN, which rose after Bell South successfully placed its 9% stake in the market. KPN is struggling under a debt burden in the wake of the TMT bubble, but seems to be turning the corner. Two other British stocks, HBOS and BT, also contributed to performance. The largest negative impacts were from Yamanouchi Pharmaceuticals and Fujikura.

Country selection contributed about +20 basis points within the developed markets, largely as a result of an underweight in Japan. An allocation to emerging markets, at the end of the quarter, also helped performance.

Performance Comparison

Comparison of change in value of $10,000 investment. (Source:Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Fund effective March 2002. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

What is the Outlook?

As the Fund's new subadvisor, we will use a disciplined, fundamentals-driven investment process to manage the Fund. Our investment process relies on blending a value oriented process that focuses on the relationship between free cash flow and price, a traditional value process that looks for high quality companies with low stock prices, and a momentum oriented process that values the information from the market about what type of stocks investors currently favor and what companies are benefiting most from the current environment. This process focuses on identifying the stocks that are most likely to outperform. Our portfolio construction process builds portfolios with close attention to the risks of the portfolio, seeking to protect the Fund from unintended risks.

April 26, 2002

Portfolio Statistics

Country Allocation
	% of Equity Securities
	3/31/02	9/30/01
Australia	4.2%	1.2%
Austria	1.4%	1.2%
Belgium	0.5%	-
Brazil	4.3%	3.0%
Canada	0.9%	-
Denmark	3.6%	2.9%
Finland	2.2%	-
France	11.0%	10.1%
Germany	-	1.2%
Hong Kong	2.6%	2.9%
India	0.6%	0.6%
Ireland	1.1%	-
Italy	0.8%	4.2%
Japan	13.8%	21.3%
Korea	2.7%	0.7%
Mexico	2.8%	3.2%
Netherlands	7.7%	6.2%
Norway	0.3%	1.6%
Portugal	-	0.7%
Singapore	1.6%	2.6%
South Africa	0.1%	0.1%
Spain	4.2%	4.4%
Sweden	2.2%	3.2%
Switzerland	5.9%	5.4%
U.K.	22.4%	19.8%
U.S.	3.1%	3.5%
	100%	100%

Portfolio Statistics

March 31, 2002

Portfolio Characteristics

(Equity Holdings, excluding

Special Equities)
	International	MSCI
	Equity	EAFE
	Fund	index
Number of Stocks	82	1,021
Median Market
Capitalization ($bil)	11.77	N/A
(by portfolio weight)
Price/Earnings
Ratio	17.80	24.58

Yield	2.19%	2.23%
(return on
capital investment)

Volatility Measure
	International	MSCI
	Equity	EAFE
	Fund	index
Beta1	1.04	1.01

1Measure of volatility compared to the S&P 500 Stock Index (S&P 500) beta of 1. The higher the beta, the higher the risk and potential reward.

Source: Vestek

 (Excerpted from September 30, 2001 Annual Report)

How did the Fund perform?

For the 12 months ended September 30, 2001, the Fund's Class A Shares returned -32.93%, underperforming the -28.27% return of its benchmark, the MSCI EAFE Index.

When we analyze the broad picture, it is evident that the seeds of the swift and vicious collapse in financial markets during 2001 were sown more than 12 months before the events of September 11th -- in the global slowdown initiated by the bursting of the bubble in technology, media and telecommunications stocks. September 11th deepened the malaise by undermining consumer confidence and lengthening the time required for a recovery, but it was not the root cause of the collapse.

What was the investment climate in the past 12 months?

The collapse in growth was first evident in the US and took longer to manifest itself in Europe and the Far East. The Federal Reserve Board (the Fed) was proactive throughout the year easing monetary conditions as the pace of growth slowed. By August, it had cut the Fed Funds Rate by 300 basis points or 3% in response to the sagging economy. This easing struck observers as extreme and was well ahead of the pace followed by central banks in other regions (with the exception of Japan where several years of low growth had given rise to rates that were almost zero). As US economic statistics were released, the reasons for the aggressive policy became clear. With the collapse in consumer confidence after September 11, the Fed was clearly preparing to make further cuts. Other central banks followed suit, increasing global liquidity.

The UK economy was one of the most resilient in Europe through the year. With unemployment close to record lows, borrowing was strong; house prices remained firm, and consumer sentiment held up surprisingly well. More recently, a rising trend of plant closures has given cause for concern, and growth estimates for 2001 have been pared back from 2.25% to 1.75%, with a slight improvement expected in 2002. Against this optimistic background, the UK was one of the better markets during the year, declining by 19.0%.

The Japanese market was down heavily during the year. The MSCI Japan Index fell 36.0% touching its lowest level in 18 years. Unusually, this was against a background where there were signs of an improvement coming through in the economy. The concern had been that the banks would struggle to reduce their bad debts at a time when the economy as a whole was still in decline. However, late in the year there were signs that earnings were beginning to improve, meaning that stock pricing was becoming anomalous to the earnings outlook. The Bank of Japan now has a free hand to flood the Japanese system with liquidity and has been diligent to this end. Short-term funds available in the banking system are now running at double the normal levels.

Emerging Markets came under pressure during the year as the crisis in Argentina threatened to spread to other Latin American markets. Additional support from the IMF prevented a worsening of the situation, but the Brazilian real weakened substantially. The Fund sold investments in Argentina, avoiding the worst of the collapse, but suffered from the weakness of the real. Looking forward, monetary easing and a bottom in global indicators are supportive of the emerging markets although the rise in risk aversion post September 11 and a likely more serious global economic outlook will undermine the potential for the emerging markets in the near term.

What was your strategy?

Performance varied between investment regions and sectors. Overall, European investments performed in line with the index. We focused on the UK as one of the more defensive markets, and this strategy proved successful. With core investments in companies such as GlaxoSmithkline, British Gas, the food manufacturer Cadbury-Schweppes, and some of the domestic banks, returns were ahead of the index. Results in Continental Europe were mixed. The Swiss market, which is heavy in financial and pharmaceutical companies, is usually one of the most defensive and would normally be expected to perform well when markets are stressed. However, as bad debt exposure ballooned, performance in the financial sector collapsed. Investments in the renewable energy sector were also costly. We had resisted purchases of companies such as Vestas, NEG Micon and Gamesa, which manufacture equipment for wind turbines, due to their high valuations. When these valuations fell back early in 2001, we made investments in the sector. Late in the period, the extreme levels of power demand eased taking pressure off the sector. At the same time, there was also uncertainty over the renewal of subsidies for utilities tapping energy from alternative sources. The combination of these factors created uncertainty for the manufacturers. We expect subsidies to be reinstated in the New Year and this should lift the cloud currently hovering over the sector.

The Portfolio benefited from the decisions to reduce exposure to the vulnerable European telecom operators and to the component suppliers (who were in the front line of cancelled orders). The Fund sold the Finnish operator, Sonera, on these grounds and also the German component manufacturer, Epcos. Both companies subsequently saw their share price halve in value. We also took profits in the German specialist insurer, Marschollek Lauten, which had a strong rise last year but has halved in value this year.

In Japan, we reduced exposure to technology-based manufacturers and broadened the coverage of investments. We assessed that the key to performance in the Japanese market would be structural reform, so we looked for companies showing a commitment to change by focusing their operations and trimming non-core activities. The election of the reformist Prime Minister, Junichiro Koizumi, set the scene for wide-ranging changes supported by government. In the event, some progress was made in consolidating the banking sector, interest rates remained at zero and liquidity flowed. We focused on Olympus Optical, Benesse, an educational group helping individuals to pursue new careers, and Terumo, a manufacturer of medical instruments. Late in the period we added to the component manufacturer, Murata, a quality company whose share price had collapsed as demand in the industry flagged.

What is your outlook?

We were looking for a modest recovery in global economic activity in the latter half of this year and had expected this to be reflected in the financial markets in the final quarter. The September 11 attacks pushed out the recovery to next year at the earliest. The fear of a continuing war will unsettle markets and may prolong the period of low growth. The slowdown in global activity seen prior to September 11 was unprecedented in recent years and the attacks will likely see earnings weaken further.

To reinvigorate growth, two conditions must be satisfied: 1) monetary and fiscal conditions should be eased to take the pressure off corporations and individuals suffering from cashflow problems and 2) investors need to be confident that business conditions will turn up in the foreseeable future. The restoration of investor confidence will take time, but the easing of monetary conditions could be achieved much faster. It is here that the response from national authorities has been swift and co-ordinated. The central banks have cut interest rates and provided ample liquidity to markets, particularly in the US and Japan. Although demand is still weak, in some areas, such as Japan, earnings are rising and with stock prices under pressure, the situation is becoming increasingly attractive for long-term investors. There has also been a discernible turn in the trend of the US dollar in favor of the Euro and the Japanese yen. This trend will support rising returns for US investors from international assets over the coming months, so while our view remains cautious, we see opportunities ahead where we will be able to add to investments at attractive prices before sentiment and overall market conditions improve.

October 26, 2001

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SHAREHOLDER INFORMATION FOR

CWVF INTERNATIONAL EQUITY FUND

How Shares Are Priced. The price of shares is based on the CWVF International Equity Fund's net asset value (NAV). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Portfolio securities and other assets are valued based on market quotations. If market quotations are not readily available, securities are valued by a method that the Fund's Board of Directors believes accurately reflects fair value. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern Time). The Fund is open for business each day the NYSE is open.

The Fund holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. The Fund does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund's shares may change on days when you will not be able to buy or sell your shares.

When Your Account Will Be Credited. Your purchase will be processed at the NAV next calculated after your order is received and in good order. All of your purchases must be made in U.S. dollars. No cash or third party checks will be accepted. No credit card or credit loan checks will be accepted. The CWVF International Equity Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. As a convenience, check purchases received at Calvert's office in Bethesda, Maryland will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. Any purchase less than the $250 minimum for subsequent investments may be charged a service fee of $2. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share).

Dividends, Capital Gains and Taxes. The CWVF International Equity Fund pays dividends from its net investment income annually. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Fund does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired.

Federal Taxes. In January, the CWVF International Equity Fund will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, the CWVF International Equity Fund will mail you Form 1099-B indicating the total amount of all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information. In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. government securities. Such dividends may be exempt from certain state income taxes.

How To Sell Shares. You may redeem all or a portion of your shares on any day the CWVF International Equity Fund is open for business, provided the amount requested is not on hold. When you purchase by check or with Calvert Money Controller (electronic funds transfer), the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemption proceeds will not be sent until the transfer agent is reasonably satisfied that the purchase payment has been collected.

Your shares will be redeemed at the next NAV calculated (less any applicable CDSC) after your redemption request is received by the transfer agent in good order. The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven (7) days to make payment. Calvert Money Controller redemptions generally will be credited to your bank account by the second business day after your phone call. The CWVF International Equity Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less. When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and the CWVF International Equity Fund is open but redemptions cannot be mailed or wired because the post offices and banks are closed.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS


The Calvert South Africa Fund is a series of Calvert Impact Fund, Inc., a Maryland corporation, and the International Equity Fund is a series of Calvert World Values Fund, Inc., also a Maryland corporation. With both Funds organized under the same state statute as part of the Calvert Family of Funds, they share materially identical Articles of Incorporation and By-laws including the provisions thereof relating to capitalization, shareholder liability, shareholder meeting and voting rights, liquidation, liability and indemnification of Directors.


GENERAL INFORMATION ABOUT THE FUNDS


Information about the Calvert South Africa Fund is included in a prospectus, which all shareholders have received. Further information is included in that Fund's Statement of Additional Information. Both that Prospectus and Statement of Additional Information are hereby incorporated by reference and are dated January 31, 2002. You may obtain additional copies for the Calvert South Africa Fund, or this same information for the CWVF International Equity Fund, by calling or writing the respective Fund at the address and phone number appearing below. Quarterly, semi-annual, and annual reports of both Funds are also available by writing that Fund at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745. The Calvert South Africa Fund and the CWVF International Equity Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, file proxy material, reports, and other information with the Securities and Exchange Commission. These reports and other information filed by the Funds can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission in Washington, D.C. at 450 Fifth Street, N.W. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains reports, other information, and proxy statements filed for the Funds.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Reports to shareholders of Calvert South Africa Fund and the Annual Reports to shareholders of the CWVF International Equity Fund for the period ended September 30, 2001, and the financial statements and financial highlights for the period indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the Annual Reports of Arthur Andersen LLP, independent accountants to both Funds, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.

At the time of issuance of referenced Annual Reports, Arthur Andersen LLP was the independent accountants for both Funds. Arthur Andersen has not consented to be named in the registration statement relating to this Prospectus/Proxy Statement and the requirement that its consent be included in the registration statement is dispensed with under applicable rules of the SEC because Calvert Impact Fund, Inc. and CWVF had not already obtained such consent and after reasonable efforts have been unable to do so. The consequences are that, under the Securities Act of 1933, as amended (the "1933 Act"), in general investors acquiring registered securities may sue an accountant that consented to be named in the registration statement for any material misstatement, any materially misleading statement or any omission of a required material fact with respect to the part of the registration statement certified by the accountant; however, in this case, because the consent of Arthur Andersen has not and cannot be obtained, shareholders of Calvert South Africa Fund may be unable to bring an action under the 1933 Act against Arthur Andersen in respect of the audited financial statements of the Fund incorporated by reference into this Prospectus and Proxy Statement, and in any event will not have the benefit of claiming that such audited financial statements were so included with the consent of, or expertised by, Arthur Andersen.


VOTING INFORMATION

Proxies from the shareholders of the Calvert South Africa Fund Inc. are being solicited by the Directors for a Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 9:00 a.m. on Friday, September 13, 2002 or at such later time or date made necessary by adjournment.

Proxies are solicited by mail. Additional solicitations may be made by telephone, computer communications, facsimile, or other such means, or by personal contact by officers or employees of Calvert South Africa Fund or by proxy soliciting firms retained for this purpose.

Quorum. If a quorum (more than 50% of the outstanding shares of the Calvert South Africa Fund) is represented at the meeting, the vote of a majority of the outstanding shares of the Calvert South Africa Fund is required for approval of the Reorganization into the CWVF International Equity Fund. The vote of a majority of the outstanding shares means the vote of the lesser of: (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote the proxies that have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the proposal described in this Prospectus and Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit additional solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The proxy holders will vote those proxies received that voted in favor of the proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment. A shareholder vote may be taken on the proposal in this Prospectus and Proxy Statement before any such adjournment if sufficient votes have been received and it is otherwise appropriate.

You may revoke your proxy at any time before it is exercised by: (1) filing a written notification of revocation with the Secretary of the Calvert South Africa Fund, (2) submitting a proxy bearing a later date, or (3) attending and voting at the meeting.

The votes of shareholders of CWVF International Equity Fund are not being solicited by this Prospectus and Proxy Statement and are not required to carry out the Reorganization.

Abstentions and Broker Non-Votes. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, "broker non-votes" and abstentions effectively will be votes against the Reorganization proposal.


Record Date. Shareholders of the Calvert South Africa Fund of record at the close of business on June 25, 2002 (record date) are entitled to notice of and to vote at the Special Meeting of Shareholders or any adjournment thereof. Shareholders are entitled to one vote for each share held. As of June 30, 2002, as shown on the books of the Calvert South Africa Fund, there were issued and outstanding 178,806.830 shares. As of June 30, 2002, the officers and directors of Calvert South Africa Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

As of June 25, 2002, the following shareholders owned of record 5% or more of the shares of the Fund:
Name and Address	% of Ownership

Pitcairn Group LP	6.97%
William McCormick CFO
One Pitcairn Place Ste 3000
Jenkintown PA 19046-3531

Schwab	12.19%
101 Montgomery St
San Francisco, CA 94104-4122

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SHAREHOLDER PROPOSALS

The Calvert South Africa Fund has not received any shareholder proposals to be considered for presentation at the meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Fund's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund's proxy material must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy material because there are other requirements in the proxy rules relating to such inclusion.

OTHER BUSINESS

The Board of Directors of the Calvert South Africa Fund does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

ADJOURNMENT

In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposal. They will vote against any such adjournment those proxies that have voted against any such proposal.

By Order of the Board of Directors

William M. Tartikoff, Esq.

Secretary

The Board of Directors of the Calvert Impact Fund, Inc., including the Independent Directors, recommends a Vote FOR Approval of the Plan.


 PROXY

CALVERT IMPACT FUND, INC.:

CALVERT SOUTH AFRICA FUND

The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq. and Barbara J. Krumsiek, attorneys, with full power of substitution, to vote all shares of the Calvert South Africa Fund, that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Friday, September 13, 2002, at 9:00 a.m. and at any adjournment thereof. All powers may be exercised by a majority of the proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign the reverse side of this card exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The Board of Directors recommends a vote FOR the proposal.

PLEASE VOTE, SIGN, AND DATE ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Has your address changed? Do you have any comments?

________________________________ _________________________________

________________________________ _________________________________

Please refer to the Proxy Statement discussion on this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

The Board of Directors recommends a vote For the resolution to the right.

1. To approve an Agreement and Plan of Reorganization whereby CWVF International Equity Fund, will: (i) acquire the assets of the Calvert South Africa Fund and (ii) assume the liabilities of the Calvert South Africa Fund, as discussed in the accompanying Prospectus and Proxy Statement

For Against Abstain

__________________________________________________

Please sign as your name appears on this Proxy Date


AGREEMENT AND PLAN OF REORGANIZATION

 This AGREEMENT AND PLAN OF REORGANIZATION, dated as of June 7, 2002, is between the Calvert South Africa Fund, a series of Calvert Impact Fund, Inc. and the International Equity Fund, a series of Calvert World Values Fund, Inc. (CWVF).

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1. SHAREHOLDER APPROVAL

Approval by Shareholders. A meeting of the shareholders of the Calvert South Africa Fund shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement and Plan of Reorganization (the "Agreement" or "Plan"). The CWVF International Equity Fund shall furnish to the Calvert South Africa Fund such data and information as shall be reasonably requested by the Calvert South Africa Fund for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2. REORGANIZATION

  Plan of Reorganization. The Calvert South Africa Fund will convey, transfer, and deliver to the CWVF International Equity Fund all of the then-existing assets of the Calvert South Africa Fund at the closing provided for in Section 2(b) of this Agreement (the "Closing"). In consideration thereof, the CWVF International Equity Fund agrees at the Closing:

  to deliver to the Calvert South Africa Fund in exchange for the assets the number of full and fractional shares of common stock of the CWVF International Equity Fund ("CWVF International Equity Fund Shares") to be determined as follows:

  In accordance with Section 3 of this Agreement, the number of shares shall be determined by dividing the per share net asset value of the Calvert South Africa Fund Shares (rounded to the nearest millionth) by the net asset value per share of the CWVF International Equity Fund (rounded to the nearest millionth) and multiplying the quotient by the number of outstanding shares of the Calvert South Africa Fund as of the close of business on the closing date. It is expressly agreed that there will be no sales charge to the Calvert South Africa Fund, or to any of the shareholders of the Calvert South Africa Fund upon distribution of CWVF International Equity Fund Shares to them; and

  not to assume any of the Calvert South Africa Fund's obligations and liabilities, whether absolute, accrued, contingent, or otherwise.

  Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

  the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Calvert South Africa Fund at which the Plan will be considered, or such later date as the parties may mutually agree.

3. VALUATION OF NET ASSETS

  The value of the Calvert South Africa Fund's net assets to be transferred to the CWVF International Equity Fund under this Agreement shall be computed as of the close of business (coinciding with the closing of the regular session of the New York Stock Exchange (NYSE) (normally 4:00 p.m. ET)) on the business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in the CWVF International Equity Fund's prospectus.

  The net asset value per share of CWVF International Equity Fund Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by the CWVF International Equity Fund's Controller using the same valuation procedures as set forth in the CWVF International Equity Fund's prospectus.

  A copy of the computation showing in reasonable detail the valuation of the Calvert South Africa Fund's net assets to be transferred to the CWVF International Equity Fund pursuant to Section 2 of this Agreement, certified by the Controller of the Calvert South Africa Fund, shall be furnished by the Calvert South Africa Fund to the CWVF International Equity Fund at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of CWVF International Equity Fund Shares pursuant to Section 2 of this Agreement, certified by the Controller of the CWVF International Equity Fund, shall be furnished by the CWVF International Equity Fund to the Calvert South Africa Fund at the Closing.

4. LIQUIDATION AND DISSOLUTION

  As soon as practicable after the Closing Date, the Calvert South Africa Fund will distribute pro rata to the Calvert South Africa Fund shareholders of record as of the close of business on the Closing Date the shares of the CWVF International Equity Fund received by the Calvert South Africa Fund pursuant to Section 2 (a) of this Agreement. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of the CWVF International Equity Fund in the names of each such shareholder of the Calvert South Africa Fund, representing the respective pro rata number of full shares and fractional interests in shares of the CWVF International Equity Fund due to each. No such shareholder accounts shall be established by the CWVF International Equity Fund or its transfer agent for the CWVF International Equity Fund except pursuant to written instructions from the Calvert South Africa Fund, and the Calvert South Africa Fund agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former Calvert South Africa Fund shareholder a pro rata share of the number of shares of the CWVF International Equity Fund received pursuant to Section 2(a) of this Agreement.

  Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by the CWVF International Equity Fund or its transfer agent to each shareholder of the Calvert South Africa Fund receiving such distribution of shares of the CWVF International Equity Fund informing such shareholder of the number of such shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

  Share certificates representing holdings of shares of the CWVF International Equity Fund shall not be issued unless requested by the shareholder and, if such a request is made, share certificates of the CWVF International Equity Fund will be issued only for full shares of the CWVF International Equity Fund and any fractional interests in shares shall be credited in the shareholder's account with the CWVF International Equity Fund.

  As promptly as is practicable after the liquidation of the Calvert South Africa Fund, and in no event later than 12 months from the date of this Agreement, the Calvert South Africa Fund shall be terminated pursuant to the provisions of the Plan and its By-laws and Articles of Incorporation.

  Immediately after the Closing Date, the share transfer books of the Calvert South Africa Fund shall be closed and no transfer of shares shall thereafter be made on those books.

5. ARTICLES AND BY-LAWS

  Articles of Incorporation. The Articles of Incorporation of Calvert World Values Fund, Inc., which govern its series, CWVF International Equity Fund, in effect at the Effective Time of the Reorganization, shall continue to be the Articles of Incorporation until amended as provided by law.

  By-laws. The By-laws of Calvert World Values Fund, Inc., which govern its series, CWVF International Equity Fund, in effect at the Effective Time of the Reorganization, shall continue to be the By-laws until the same shall thereafter be altered, amended, or repealed in accordance with said By-laws.

6. REPRESENTATIONS AND WARRANTIES OF CWVF INTERNATIONAL EQUITY FUND

  Organization, Existence, etc. CWVF International Equity Fund is a duly organized series of Calvert World Values Fund, Inc., validly existing and in good standing under the laws of the State of Maryland, and has the power to carry on its business as it is now being conducted. Currently, the CWVF International Equity Fund is not qualified to do business as a foreign corporation under the laws of any jurisdiction. The CWVF International Equity Fund has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

  Registration as Investment Company. Calvert World Values Fund, Inc., of which the CWVF International Equity Fund is a series, is registered under the Investment Company Act of 1940 (the "Act") as an open-end diversified management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

  Capitalization. The CWVF International Equity Fund has an unlimited number of shares of beneficial interest, no par value, of which as of June 30, 2002, 250,000,000 shares were outstanding, and no shares were held in the treasury of the CWVF International Equity Fund. All of the outstanding shares of the CWVF International Equity Fund have been duly authorized and are validly issued, fully paid, and non-assessable. Since the CWVF International Equity Fund is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

  Shares to be Issued Upon Reorganization. CWVF International Equity Fund Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

  Authority Relative to this Agreement. Calvert World Values Fund, Inc. has the power to enter into the Plan on behalf of its series, the CWVF International Equity Fund, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Directors of Calvert World Values Fund, Inc. and no other proceedings by Calvert World Values Fund, Inc. are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. The CWVF International Equity Fund is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree which would be violated by its executing and carrying out the Plan.

  Liabilities. There are no liabilities of Calvert World Values Fund, Inc. on behalf of its series, International Equity Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the CWVF International Equity Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to September 30, 2001, or otherwise previously disclosed to the Calvert South Africa Fund, none of which has been materially adverse to the business, assets or results of operations of the CWVF International Equity Fund.

  Litigation. To the knowledge of the CWVF International Equity Fund there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the CWVF International Equity Fund or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

  Contracts. Except for contracts and agreements previously disclosed to the Calvert South Africa Fund under which no default exists, the CWVF International Equity Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

  Registration Statement. The CWVF International Equity Fund shall have filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933 ("Securities Act") relating to the shares of capital stock of the CWVF International Equity Fund issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

    will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations"), and will not contain an untrue statement of material fact or omit to state a material act required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by the CWVF International Equity Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Calvert South Africa Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

  REPRESENTATIONS AND WARRANTIES OF CALVERT SOUTH AFRICA FUND

  Organization, Existence, etc. The Calvert South Africa Fund is a duly organized series of the Calvert Impact Fund, Inc., validly existing and in good standing under the laws of the State of Maryland, and has power to carry on its business as it is now being conducted. Currently, the Calvert South Africa Fund is not qualified to do business as a foreign corporation under the laws of any jurisdiction. The Calvert South Africa Fund has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

  Registration as Investment Company. The Calvert Impact Fund, Inc., of which the Calvert South Africa Fund is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

  Capitalization. The Calvert South Africa Fund has an unlimited number of shares of beneficial interest, no par value, of which as of June 30, 2002, 250,000,000 shares were outstanding, and no shares were held in the treasury of the Calvert South Africa Fund. All of the outstanding shares of the Calvert South Africa Fund have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Calvert South Africa Fund is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of the Calvert South Africa Fund may change prior to the Effective Date of the Reorganization.

  Financial Statements. The financial statements of the Calvert South Africa Fund for the year ended September 30, 2001, ("the Calvert South Africa Fund Financial Statements"), previously delivered to the CWVF International Equity Fund, fairly present the financial position of the Calvert South Africa Fund as of September 30, 2001, and the results of its operations and changes in its net assets for the year then ended.

  Authority Relative to the Plan. Calvert Impact Fund, Inc. has the power to enter into the Plan on behalf of the Calvert South Africa Fund and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Directors of the Calvert Impact Fund, Inc. and, except for approval by the holders of its capital stock, no other proceedings by the Calvert Impact Fund, Inc. are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. The Calvert South Africa Fund is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out the Plan.

  Liabilities. There are no liabilities of the Calvert South Africa Fund whether or not determined or determinable, other than liabilities disclosed or provided for in the Calvert South Africa Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to September 30, 2001, or otherwise previously disclosed to the CWVF International Equity Fund, none of which has been materially adverse to the business, assets, or results of operations of the Calvert South Africa Fund.

  Litigation. To the knowledge of the Calvert South Africa Fund there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Calvert South Africa Fund or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

  Contracts. Except for contracts and agreements previously disclosed to the CWVF International Equity Fund under which no default exists, the Calvert Impact Fund, Inc. on behalf of the Calvert South Africa Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

  Taxes. The federal income tax returns of the Calvert South Africa Fund have been filed for all taxable years up to and including the taxable year ended September 30, 2001, and all taxes payable pursuant to such returns have been paid. The Calvert South Africa Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of the Calvert South Africa Fund since commencement of its operations.

  Portfolio Securities. All securities to be listed in the schedule of investments of the Calvert South Africa Fund as of the Effective Time of the Reorganization will be owned by the Calvert Impact Fund, Inc. on behalf of the Calvert South Africa Fund free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

  Registration Statement. The Calvert South Africa Fund will cooperate with the CWVF International Equity Fund in connection with the Registration Statement referred to in Section 6(i) of this Agreement, and will furnish to the CWVF International Equity Fund the information relating to the Calvert South Africa Fund required by the Securities Act and its Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Calvert South Africa Fund:

(i) will comply in all material respects with the provisions of the Securities Act and its Regulations, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the CWVF International Equity Fund, insofar as they relate to the Calvert South Africa Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Calvert South Africa Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

8. CONDITIONS TO OBLIGATIONS OF CWVF INTERNATIONAL EQUITY FUND

The obligations of the CWVF International Equity Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

  Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, the Calvert South Africa Fund shall have complied with each of its obligations under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Calvert South Africa Fund since September 30, 2001. The CWVF International Equity Fund shall have received a certificate from the Calvert South Africa Fund satisfactory in form and substance to the CWVF International Equity Fund indicating that it has met the terms stated in this Section.

  Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under state securities laws considered to be necessary shall have been obtained.

(c) Tax Opinion. The CWVF International Equity Fund shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the CWVF International Equity Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Calvert South Africa Fund and the shareholders of the Calvert South Africa Fund. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Calvert South Africa Fund in connection with the Reorganization, and on such other written representations as the Calvert South Africa Fund and the CWVF International Equity Fund, respectively, will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

  neither the Calvert South Africa Fund nor the CWVF International Equity Fund will recognize any gain or loss upon the transfer of the assets of the Calvert South Africa Fund to the CWVF International Equity Fund in exchange for CWVF International Equity Fund Shares and upon the distribution (whether actual or constructive) of CWVF International Equity Fund Shares to the shareholders of the Calvert South Africa Fund in exchange for their shares of capital stock of the Calvert South Africa Fund;

  the shareholders of the Calvert South Africa Fund who receive CWVF International Equity Fund Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of the Calvert South Africa Fund for CWVF International Equity Fund Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

  the basis of CWVF International Equity Fund Shares received by the Calvert South Africa Fund's shareholders will be the same as the basis of the shares of capital stock of the Calvert South Africa Fund surrendered in the exchange, the holding period of CWVF International Equity Fund shares received by each shareholder of the Calvert South Africa Fund will include the period during which the shares of the Calvert South Africa Fund exchanged therefor were held by such shareholder, provided the shares of the Calvert South Africa Fund were held as a capital asset on the date of the Reorganization; and

  the basis of the Calvert South Africa Fund's assets acquired by the CWVF International Equity Fund will be the same as the basis of such assets to the Calvert South Africa Fund immediately prior to the Reorganization, and the holding period of the assets of the Calvert South Africa Fund in the hands of the CWVF International Equity Fund will include the period during which those assets were held by the Calvert South Africa Fund.

  Opinion of Counsel. The CWVF International Equity Fund shall have received the opinion of counsel for the Calvert South Africa Fund, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the CWVF International Equity Fund, to the effect that:

    the Calvert Impact Fund, Inc. is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

    the Calvert South Africa Fund is a series of the Calvert Impact Fund, Inc.; and

    The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of the Calvert Impact Fund, Inc., and the Plan has been duly executed and delivered by the Calvert Impact Fund, Inc. and, assuming due authorization, execution, and delivery of the Plan by Calvert World Values Fund, Inc., is a valid and binding obligation of the Calvert Impact Fund, Inc. and its series, Calvert South Africa Fund.

9. CONDITIONS TO OBLIGATIONS OF CALVERT SOUTH AFRICA FUND

The obligations of the Calvert South Africa Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

  Shareholder Approval. The Plan shall have been approved by the affirmative vote of two thirds of all the votes entitled to be cast on the matter; and if necessary, the requisite vote of the shareholders of the other portfolios of the Calvert Impact Fund, Inc.

  Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, the CWVF International Equity Fund shall have complied with each of its responsibilities under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of the CWVF International Equity Fund since September 30, 2001. As of the Effective Time of the Reorganization, the Calvert South Africa Fund shall have received a certificate from the CWVF International Equity Fund satisfactory in form and substance to the Calvert South Africa Fund indicating that it has met the terms stated in this Section.

  Regulatory Approval. The Registration Statement referred to in Section 6(i) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.

  Tax Opinion. The Calvert South Africa Fund shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the Calvert South Africa Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the CWVF International Equity Fund and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Calvert South Africa Fund in connection with the Reorganization, and on such other written representations as the Calvert South Africa Fund and the CWVF International Equity Fund, respectively, will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

    neither the Calvert South Africa Fund nor the CWVF International Equity Fund will recognize any gain or loss upon the transfer of the assets of the Calvert South Africa Fund to the CWVF International Equity Fund in exchange for CWVF International Equity Fund Shares and upon the distribution (whether actual or constructive) of CWVF International Equity Fund Shares to the shareholders of the Calvert South Africa Fund in exchange for their shares of capital stock of the Calvert South Africa Fund;

    the shareholders of the Calvert South Africa Fund who receive CWVF International Equity Fund Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of the Calvert South Africa Fund for CWVF International Equity Fund Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

    the basis of CWVF International Equity Fund Shares received by the Calvert South Africa Fund's shareholders will be the same as the basis of the shares of capital stock of the Calvert South Africa Fund surrendered in the exchange, and the holding period of CWVF International Equity Fund shares received by each shareholder of the Calvert South Africa Fund will include the period during which the shares of the Calvert South Africa Fund exchanged therefor were held by such shareholder, provided the shares of the Calvert South Africa Fund were held as a capital asset on the date of the Reorganization; and

    the basis of the Calvert South Africa Fund assets acquired by the CWVF International Equity Fund will be the same as the basis of such assets to the Calvert South Africa Fund immediately prior to the Reorganization, and the holding period of the assets of the Calvert South Africa Fund in the hands of the CWVF International Equity Fund will include the period during which those assets were held by the Calvert South Africa Fund.

  Opinion of Counsel. The Calvert South Africa Fund shall have received the opinion of counsel for the CWVF International Equity Fund, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Calvert South Africa Fund, to the effect that:

    Calvert World Values Fund, Inc. is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

    International Equity Fund is a series of Calvert World Values Fund, Inc.;

    The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of Calvert World Values Fund, Inc., and the Plan has been duly executed and delivered by the CWVF International Equity Fund and, assuming due authorization, execution, and delivery of the Plan by Calvert Impact Fund, Inc., is a valid and binding obligation of Calvert World Values Fund, Inc. and its series, CWVF International Equity Fund;

    CWVF International Equity Fund shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan will be validly issued, fully paid and non-assessable shares of beneficial interest of the CWVF International Equity Fund.

  AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS,

WARRANTIES AND REPRESENTATIONS

  The parties hereto may, by agreement in writing authorized by the Board of Directors of each party, amend the Plan at any time before or after approval of the Plan by shareholders of the Calvert South Africa Fund, but after such approval, no amendment shall be made that substantially changes the terms of this Agreement.

  At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

  The Calvert South Africa Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the CWVF International Equity Fund if: (i) a material condition to its performance under this Agreement or a material covenant of the CWVF International Equity Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the CWVF International Equity Fund.

  The CWVF International Equity Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Calvert South Africa Fund if: (i) a material condition to its performance under this Agreement or a material covenant of the Calvert South Africa Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the Calvert South Africa Fund.

  The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of the Calvert South Africa Fund, without liability on the part of either party hereto or its respective directors, officers, or shareholders, and shall be terminated without liability as of the close of business on October 1, 2002, if the Effective Time of the Reorganization is not on or prior to such date.

  No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

11. EXPENSES

Each Fund will bear its own expenses incurred in connection with this Reorganization.

12. GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to each of the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, the Calvert South Africa Fund and the CWVF International Equity Fund have caused the Plan to be executed on their behalf by their respective Chairman, President, or a Vice President, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

CALVERT IMPACT FUND, INC.
(SEAL)	on behalf of CALVERT SOUTH AFRICA FUND

Attest:

By:______________________	By: /s/ Barbara J. Krumsiek
Name: Barbara J. Krumsiek
Title: President

CALVERT WORLD VALUES FUND, INC.
(SEAL)	on behalf of INTERNATIONAL EQUITY FUND

By:_____________________	By: /s/ William M. Tartikoff
Name: William M. Tartikoff
Title: Vice President


Calvert Impact Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

July __, 2002

Acquisition of the Assets of the

Calvert South Africa Fund

4550 Montgomery Avenue, Suite 1000N

Bethesda, Maryland 20814

By and In Exchange for Shares of

International Equity Fund

(a series of the Calvert World Values Fund, Inc.)

4550 Montgomery Avenue, Suite 1000N

Bethesda, Maryland 20814

This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets of the Calvert South Africa Fund, a series of Calvert Impact Fund, Inc., in exchange for shares of the International Equity Fund, a series of Calvert World Values Fund, Inc. (CWVF), consists of this cover page and the Statement of Additional Information of the CWVF International Equity Fund, dated January 31, 2002, attached hereto and incorporated by reference.

 This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated July __, 2002, relating to the above-referenced matter may be obtained from Calvert, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement. Please note that pro forma financial statements for the surviving CWVF International Equity Fund have not been prepared in compliance with Section (a)(2) of Item 14 of the Form N-14, due to the fact that the net asset value of the company being acquired, the Calvert South Africa Fund, does not exceed ten percent (10%) of the registrant's (the CWVF International Equity Fund's) net asset value.

The Prospectus and Statement of Additional Information of the Calvert Impact Fund, Inc. are hereby incorporated by reference and are dated January 31, 2002. You may obtain copies by calling or writing the Calvert South Africa Fund at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745.

 The Semi-Annual Reports to shareholders of Calvert South Africa Fund and the Semi-Annual Reports to shareholders of the CWVF International Equity Fund for the period ended March 31, 2002, the Annual Reports to shareholders of Calvert South Africa Fund and the Annual Reports to shareholders of the CWVF International Equity Fund for the period ended September 30, 2001, and the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the Annual Reports of Arthur Andersen LLP, independent accountants to both Funds, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing. At the time of issuance of referenced Annual Reports, Arthur Andersen LLP was the independent accountants for both Funds. Arthur Andersen has not consented to be named in the registration statement relating to this Prospectus/Proxy Statement and the requirement that its consent be included in the registration statement is dispensed with under applicable rules of the SEC because Calvert Impact Fund, Inc. and CWVF had not already obtained such consent and after reasonable efforts have been unable to do so. The consequences are that, under the Securities Act of 1933, as amended (the "1933 Act"), in general investors acquiring registered securities may sue an accountant that consented to be named in the registration statement for any material misstatement, any materially misleading statement or any omission of a required material fact with respect to the part of the registration statement certified by the accountant; however, in this case, because the consent of Arthur Andersen has not and cannot be obtained, shareholders of Calvert South Africa Fund may be unable to bring an action under the 1933 Act against Arthur Andersen in respect of the audited financial statements of the Fund incorporated by reference into this Prospectus and Proxy Statement, and in any event will not have the benefit of claiming that such audited financial statements were so included with the consent of, or expertised by, Arthur Andersen.

The date of this Statement of Additional Information is July __, 2002.



CALVERT WORLD VALUES FUND, INC.

International Equity Fund

4550 Montgomery Avenue, Bethesda, Maryland 20814

Statement of Additional Information

January 31, 2002

revised June 19, 2002


New Account Information:	(800) 368-2748 (301) 951-4820	Shareholder Services:	(800) 368-2745
Broker Services:	(800) 368-2746 (301) 951-4850	TDD for the Hearing-Impaired:	(800) 541-1524

This Statement of Additional Information ("SAI") is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Fund's Prospectus dated January 31, 2002. The Fund's audited financial statements included in its most recent Annual Report to Shareholders, are expressly incorporated by reference, and made a part of this SAI. The prospectus and the most recent shareholder report may be obtained free of charge by writing the Fund at the above address or calling the Fund, or by visiting our website at www.calvert.com.

TABLE OF CONTENTS

Investment Policies and Risks	2
Investment Restrictions	9
Dividends, Distribution, and Taxes	11
Net Asset Value	12
Calculation of Total Return	13
Purchase and Redemption of Shares	14
Advertising	14
Directors and Officers	15
Investment Advisor and Subadvisor	19
Administrative Services Agent	20
Method of Distribution	20
Transfer and Shareholder Servicing Agents	22
Portfolio Transactions	22
Personal Securities Transactions	23
Independent Accountant and Custodians	23
Control Persons & Principle Holders of Securities	23
General Information	24
Appendix	25

INVESTMENT POLICIES AND RISKS

Calvert World Values Fund, Inc., International Equity Fund (the "Fund") seeks to achieve a high total return consistent with reasonable risk, by investing primarily in a diversified portfolio of equity securities. To the extent possible, investments are made in enterprises that make a significant contribution to our global society through their products and services and through the way they do business.

Under normal circumstances, the Fund will invest primarily in equity securities. However, the Fund may invest in any other type of security including, but not limited to, convertible securities, preferred stocks, bonds, notes and other debt securities of companies, (including Euro-currency instruments and securities) or of any international agency (such as the Asian Development Bank or Inter-American Development Bank) or obligations of domestic or foreign governments and their political subdivisions, and in foreign currency transactions.

Under normal circumstances, the Fund will invest in the securities of issuers in many different countries, other than the USA. Under exceptional economic or market conditions, the Fund may invest substantially all of its assets in only one or two countries, or in US government obligations.

Foreign Securities

Investments in foreign securities may present risks not typically involved in domestic investments. The Fund may purchase foreign securities directly, on foreign markets, or those represented by American Depositary Receipts ("ADRs"), or other receipts evidencing ownership of foreign securities, such as International Depositary Receipts and Global Depositary Receipts. ADRs are US dollar-denominated and traded in the US on exchanges or over the counter. If the Fund invests in ADRs rather than directly in foreign issuers' stock, the Fund may possibly avoid some currency and some liquidity risks. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded.

Additional costs may be incurred in connection with international investment since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Fund changes investments from one country to another or converts foreign securities holdings into U.S. dollars.

United States Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by United States investors. In addition, foreign countries may impose withholding and taxes on dividends and interest.

Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Fund may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated increases or declines in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will increase or decline correspondingly. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or through entering into forward contracts to purchase or sell foreign currencies. It may also use foreign currency options and futures. See below. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Fund may enter into forward foreign currency contracts for two reasons. First, the Fund may desire to preserve the United States dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund may be able to protect itself against possible losses resulting from changes in the relationship between the United States dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Second, when the advisor or subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the Fund enters into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amounts and the value of the Fund's securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain. Although forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Fund does not intend to enter into such forward contracts under this circumstance on a regular or continuous basis.

Eurocurrency Conversion Risk. European countries that are members of the European Monetary Union have agreed to use a common currency unit, the "euro." Although the advisor and subadvisor do not anticipate any problems in conversion from the old national currencies to the euro, there may be issues involved in settlement, valuation, and numerous other areas that could impact the Fund. Calvert has been reviewing all of its computer systems for Eurocurrency conversion compliance. There can be no assurance that there will be no negative impact on the Fund, however, the advisor, subadvisor and custodian have advised the Fund that they have been actively working on any necessary changes to their computer systems to prepare for the conversion, and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

Temporary Defensive Positions

For temporary defensive purposes - which may include a lack of adequate purchase candidates or an unfavorable market environment - the Fund may invest in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, banker's acceptances, time deposits commercial paper, short-term corporate debt securities, and repurchase agreements.

Repurchase Agreements

The Fund may purchase debt securities subject to repurchase agreements, which are arrangements under which the Fund buys a security, and the seller simultaneously agrees to repurchase the security at a specified time and price reflecting a market rate of interest. The Fund engages in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the advisor under the direction and supervision of the Fund's Board of Directors. In addition, the Fund will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements are always for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements

The Fund may also engage in reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Fund invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Fund intends to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Fund invests the proceeds is expected to exceed the amount the Fund will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Fund does not intend to borrow for leverage purposes. The Fund will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

During the time a reverse repurchase agreement is outstanding, the Fund will maintain in a segregated custodial account an amount of cash, U.S. Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Fund will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

The Fund's use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Fund may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Fund under the agreements, the Fund may have been better off had it not entered into the agreement. However, the Fund will enter into reverse repurchase agreements only with banks and dealers which the advisor believes present minimal credit risks under guidelines adopted by the Fund's Board of Directors. In addition, the Fund bears the risk that the market value of the securities it sold may decline below the agreed-upon repurchase price, in which case the dealer may request the Fund to post additional collateral.

High Social Impact Investments

The High Social Impact Investments program targets a percentage of the Fund's assets to directly support the growth of community-based organizations for the purposes of promoting business creation, housing development, and economic and social development of urban and rural communities. These securities are unrated - they are expected to be the equivalent of non-investment grade debt securities - that is, lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix for a description of the ratings) The annual return on High Social Impact Investments is between 0% and 4%. Thus, rather than earning a higher rate, as would be expected to compensate for higher the risk (i.e., lower credit quality), they earn a rate of return that is lower than the rate currently earned by high quality U.S. treasury securities. There is no secondary market for these securities.

The Fund expects to purchase its High Social Impact Investments primarily in notes issued by the Calvert Social Investment Foundation, a non-profit organization, legally distinct from Calvert Group, Ltd., organized as a charitable and educational foundation for the purpose of increasing public awareness and knowledge of the concept of socially responsible investing. The Foundation prepares its own careful credit analysis to attempt to identify those community development issuers who financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur. The Foundation maintains a certain required level of capital upon which the Fund could rely if a note were ever to default.

Non-Investment Grade Debt Securities

Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds"). These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix for a description of the ratings. The Fund considers a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization (NRSRO), or is an unrated security of comparable quality. Currently, there are three NRSROs.) These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.

The quality limitation set forth in the Fund's investment policy is determined immediately after the Fund's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund's investment policy.

When purchasing high-yielding securities, rated or unrated, the advisors prepare their own careful credit analysis to attempt to identify those issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through Fund diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Derivatives

The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Fund can use these practices either as substitution or as protection against an adverse move in the Fund to adjust the risk and return characteristics of the Fund. If the advisor and/or subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Options and Futures Contracts

The Fund may, in pursuit of its respective investment objectives, purchase put and call options and engage in the writing of covered call options and secured put options on securities which meet the Fund's social criteria, and employ a variety of other investment techniques. Specifically, the Fund may also engage in the purchase and sale of stock index future contracts, foreign currency futures contracts, interest rate futures contracts, and options on such futures, as described more fully below.

The Fund may engage in such transactions only to hedge the existing positions. It will not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

The Fund may write "covered options" on securities in standard contracts traded on national securities exchanges. The Fund may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Put and Call Options. The Fund may purchase put and call options, in standard contracts traded on national securities exchanges, on securities of issuers which meet the Fund's social criteria. The Fund will purchase such options only to hedge against changes in the value of securities the Fund hold and not for the purposes of speculation or leverage. By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

The Fund may purchase call options on securities which they may intend to purchase and which meet the Fund's social criteria. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which the Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Covered Options. The Fund may write only covered options on equity and debt securities in standard contracts traded on national securities exchanges. This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, the Fund will own the underlying security subject to the option and, in the case of put options, the Fund will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

When the Fund writes a covered call option, the Fund gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, the Fund receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Funds and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser however will cause the Fund to forego future appreciation of the securities covered by the option.

When the Fund writes a covered put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.

The Fund may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered into a closing purchase transaction.

Risks Related to Options Transactions. The Fund can close out its respective positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although the Fund intends to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Fund from closing an options position, which could impair the Fund's ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Fund may be required to hold the securities underlying the option until the option expires or is exercised.

Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Futures Transactions. The Fund may purchase and sell futures contracts, but only when, in the judgment of the advisor, such a position acts as a hedge against market changes which would adversely affect the securities held by the Fund. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.

A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, the Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.

The Fund may only invest in futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation, or leverage purposes. Although some of the securities underlying a futures contract may not necessarily meet the Fund's social criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.

Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As series of a registered investment company, the Fund is eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Fund may invest in futures contracts under specified conditions without registering with the CFTC. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

Options on Futures Contracts. The Fund may purchase and write put or call options and sell call options on futures contracts in which the Fund could otherwise invest and which are traded on a U.S. exchange or board of trade. The Fund may also enter into closing transactions with respect to such options to terminate an existing position; that is, to sell a put option already owned and to buy a call option to close a position where the Fund has already sold a corresponding call option.

The Fund may only invest in options on futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation, or leverage purposes. Although some of the securities underlying the futures contract underlying the option may not necessarily meet the Fund's social criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract-a long position if the option is a call and a short position if the option is a put-at a specified exercise price at any time during the period of the option. The Fund will pay a premium for such options purchased or sold. In connection with such options bought or sold, the Fund will make initial margin deposits and make or receive maintenance margin payments which reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

Put Options on Futures Contracts. The purchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect the Fund against the risk of declining prices. The Fund may purchase put options and sell put options on futures contracts that are already owned by the Fund. The Fund will only engage in the purchase of put options and the sale of covered put options on market index futures for hedging purposes.

Call Options on Futures Contracts. The sale of call options on futures contracts is analogous to the sale of futures contracts and is used to protect the Fund against the risk of declining prices. The purchase of call options on futures contracts is analogous to the purchase of a futures contract. The Fund may only buy call options to close an existing position where the Fund has already sold a corresponding call option, or for a cash hedge. The Fund will only engage in the sale of call options and the purchase of call options to cover for hedging purposes.

Writing Call Options on Futures Contracts. The writing of call options on futures contracts constitutes a partial hedge against declining prices of the securities deliverable upon exercise of the futures contract. If the futures contract price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's securities holdings.

Risks of Options and Futures Contracts. If the Fund has sold futures or takes options positions to hedge against decline in the market and the market later advances, the Fund may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where the Fund has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts or options and also experience a decline in the value of its securities.

The Fund can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Fund intends to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Fund from closing a futures position, which could require the Fund to make daily cash payments with respect to its position in the event of adverse price movements.

Options on futures transactions bear several risks apart from those inherent in options transactions generally. The Fund's ability to close out its options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Fund seek to close its positions. There can be no assurance that such a market will develop or exist. Therefore, the Fund might be required to exercise the options to realize any profit.

Foreign Currency Transactions. Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The subadvisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the Fund's best interests.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund was holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, it would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

Foreign Currency Futures Transactions. The Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, it may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

The value of the Fund's assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

When the advisor or the subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market values of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, it would realize gains to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund may have to convert its holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

Lending Fund Securities

The Fund may lend its securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more, provided the value of the securities loaned will not exceed 33 1/3% of assets. Any such loans must be secured continuously in the form of cash or cash equivalents such as US Treasury bills. The amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Fund must be able to terminate such loans upon notice at any time. The Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.

The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Fund's investment objective, policies and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Fund will make loans of its securities only to those firms the advisor or subadvisor deems creditworthy and only on terms the advisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Fund will recognize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.

INVESTMENT restrictions

Fundamental Investment Restrictions

The Fund has adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund.

(1) The Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

(2) The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby).

(3) The Fund may not issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of its total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Fund may pledge, mortgage, or hypothecate its assets.

(4) The Fund may not underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of obligations in accordance with its investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.

(5) The Fund may not invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate, or real estate mortgages.

(6) The Fund may not make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or as permitted by law. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with the Fund's investment objective, policies and restrictions, shall not constitute the making of a loan.

Nonfundamental Investment Restrictions

The Board of Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.

(1) The Fund will, under normal circumstances, invest at least 80% of its net assets in equities internationally.

(2) The Fund may not enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of the Fund's total assets. The Fund does not intend to make any purchases of securities if borrowing exceeds 5% of total assets.

(3) The Fund may not invest, in the aggregate, more than 15% of its net assets in illiquid securities. The Fund may buy and sell securities outside the U.S. that are not registered with the SEC or marketable in the US.

(4) The Fund may not invest in securities of U.S. issuers if more than 5% of the value of Fund's net assets would be invested in such securities, excluding Special Equities and High Social Impact Investments.

(5) The Fund may not make short sales of securities or purchase any securities on margin except as provided with respect to options, futures contracts, and options on future contracts.

(6) The Fund may not enter into a futures contract or an option on a futures contract if the aggregate initial margins and premiums required to establish these positions would exceed 5% of the Fund's net assets.

(7) The Fund may not purchase a put or call option on a security (including a straddle or spread) if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Fund, would exceed 5% of the Fund's total assets.

(8) The Fund may not write, purchase or sell puts, calls or combinations thereof except that the Fund may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and the Fund may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, and (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transaction with respect to such options.

(9) The Fund may, under normal circumstances, from time to time, have more than 25% of its assets invested in any major industrial or developed country which in the view of the subadvisor poses no unique investment risk. The subadvisor considers an investment in a given foreign country to have "no unique investment risk" if the Fund's investment in that country is not disproportionate to the relative size of the country's market versus the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) or World Index or other comparable index, and if the capital markets in that country are mature, and of sufficient liquidity and depth.

(10) The Fund may invest up to 30% of its net assets in developing countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. A country is considered a developing country if it is not included in the Morgan Stanley Capital International World Index.

 (11) If a proposed reorganization of Calvert South Africa Fund into the Fund is approved by Calvert South Africa Fund shareholders, the Fund will implement a policy that under normal circumstances, it will invest at least 1% of its net assets in investments in Africa.

Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Fund intends to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. If for any reason the Fund should fail to qualify, it would be taxed as a corporation at the Fund level, rather than passing through its income and gains to shareholders.

Distributions of realized net capital gains, if any, are normally paid once a year; however, the Fund does not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. As of September 30, 2001, the Fund had tax-loss carryforwards of $0.

Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.

The Fund is required to withhold 31% of any reportable dividends and long-term capital gain distributions paid and 31% reportable of each redemption transaction if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

In addition, the Fund is required to report to the Internal Revenue Service the following information with respect to each redemption transaction occurring in the Fund:(a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.

Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Internal Revenue Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.

Many states do not tax the portion of the Fund's dividends which is derived from interest on U.S. Government obligations. State law varies considerably concerning the tax status of dividends derived from U.S. Government obligations. Accordingly, shareholders should consult their tax advisors about the tax status of dividends and distributions from the Fund in their respective jurisdictions.

Dividends paid by the Fund may be eligible for the dividends received deduction available to corporate taxpayers. Corporate taxpayers requiring this information may contact Calvert.

net asset value

The public offering price of the shares of the Fund is the respective net asset value per share (plus, for Class A shares, the applicable sales charge). The net asset value fluctuates based on the respective market value of the Fund's investments. The net asset value per share for each class is determined every business day as of the close of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time) and at such other times as may be necessary or appropriate. The Fund does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund's net asset value per share is determined by dividing total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for that class.

The assets of the Fund are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price, mean between bid and asked price, or yield equivalent as obtained from one or more market makers for such securities; (b) all other securities and assets for which market quotations are not readily available will be fairly valued by the advisor in good faith under the supervision of the Board of Directors. Securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values on their respective exchanges where primarily traded. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the Fund's net asset value does not take place contemporaneously with the determination of the prices of U.S. portfolio securities. For purposes of determining the net asset value all assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and offered quotations of such currencies against United States dollars at last quoted by any recognized dealer. If an event were to occur after the value of an investment was established but before the net asset value per share was determined which was likely to materially change the net asset value, then the instrument would be valued using fair value consideration by the Directors or their delegates.

Net Asset Value and Offering Price Per Share, as of September 30, 2001
Net asset value per share
($152,278,094 / 11,158,423 shares)	$13.65
Maximum sales charge, Class A
(4.75% of offering price)	.68
Offering price per share, Class A	$14.33

Class B net asset value and offering price per share
($4,541,666 / 346,839 shares)	$13.09

Class C net asset value and offering price per share
($7,434,150 / 588,166 shares)	$12.64

Class I net asset value and offering price per share
($22,084,686 / 1,581,246 shares)

calculation of total return

The Fund may advertise "total return." Total return is calculated separately for each class. Total return differs from yield in that yield figures measure only the income component of the Fund's investments, while total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.

Total return is computed according to the following formula:

P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Total return is historical in nature and is not intended to indicate future performance. All total return quotations reflect the deduction of the maximum sales charge, except quotations of "return without maximum load," or "at NAV" (or "without CDSC") which do not deduct sales charge. Class I shares do not have a sales charge.

The standardized total return for Class I shares is "linked" to the Class A total return. That is, Class I shares have an actual inception date of 1999. However, Class A shares have an inception date of several years earlier. In the table below, performance results before the Class I actual inception date are for Class A at NAV (i.e., they do not reflect the deduction of the Class A front-end sales charge.) Because Class A had higher expenses, its performance was lower than the Class I would have realized in the same period. Nonstandardized total return for Class I share may also be shown from the actual Class I inception date; this figure is not linked to Class A total return.

Total returns for the Fund's shares for the periods indicated are as follows:

Periods Ended Class A Class B
September 30, 2001 Total Return Total Return
With/Without Maximum Load With/Without CDSC
International Equity
One year	(36.13%)	(32.93%)	(37.11%)	(33.80%)
Five years	(1.49%)	(0.53%)	N/A	N/A
From date of inception*	2.89%	3.43%	(9.69%)	(8.90%)

Periods Ended Class C Class I
September 30, 2001 Total Return Total Return
With/Without CDSC Linked/Actual
International Equity
One year	(34.28%)	(33.62%)	(32.25%)	(32.25%)
Five years	(1.50%)	(1.50%)	(0.09%)	N/A
From date of inception*	(0.01%)	(0.01%)	3.68%	(9.18%)

*(July 2, 1992, for Class A)

(April 1, 1998, for Class B)

(March 1, 1994, for Class C)

(July 31, 1992, for Linked Class I)

(March 1, 1999, for Actual Class I)

Total return, like net asset value per share, fluctuates in response to changes in market conditions. It should not be considered an indication of future return.

purchase and redemption of shares

Share certificates will not be issued unless requested in writing by the investor. If share certificates have been issued, then the certificate must be delivered to the Fund's transfer agent with any redemption request. This could result in delays. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case the original certificates are later presented by another person. No certificates will be issued for fractional shares.

The Fund has filed a notice of election under rule 18f-1 with the Commission. The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the nest assets value of the Fund, whichever is less, by redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash.)

See the prospectus for more details on purchases and redemptions.

advertising

The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions, and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list its holdings or give examples or securities that may have been considered for inclusion in the Fund, whether held or not.

The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Russell 2000/Small Stock Index, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, The Wall Street Journal, and Schabacker Investment Management, Inc., including other socially responsible investment companies, and unmanaged market indices such as Morgan Stanley Capital International World Index or Europe-Far East-Asia Index. Such averages generally do not reflect any front- or back-end sales charges that may be charged by Funds in that grouping. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information. The Fund may compare itself or its holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes. The Fund, its advisor, and its affiliates reserve the right to update performance rankings as new rankings become available.

Calvert is the leading family of socially responsible mutual funds, both in terms of socially responsible mutual fund assets under management, and number of socially responsible mutual fund portfolios offered (source: Social Investment Forum, December 31, 2001). Calvert was also the first to offer a family of socially responsible mutual fund portfolios.

DIRECTORs and officers

The Fund's Board of Directors supervises the Fund's activities and reviews its contracts with companies that provide it with services.
			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
JOHN GUFFEY, JR. DOB: 05/15/48	Director	1992	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	21	Ariel Funds Calvert Foundation Calvert Ventures, LLC
TERRENCE J. MOLLNER, Ed.D. DOB: 12/13/44	Director	1992	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership.	9
  Hampshire County United Way
  Cyberlore Studies, Inc.
  Calvert Foundation
  CoopPlus of Western Mass, Inc.
  CoopPlus Energy Services, Inc.
  Stone Soup Foundation
  Meadowbrook Lane Capital, Inc.
  Ben & Jerry's Homemade, Inc.

RUSTUM ROY DOB: 07/03/24	Director	1992	Evan Pugh Professor of the Solid State Geochemistry at Pennsylvania State University, and Corporation Chair, National Association of Science, Technology, and Society.	2	Chairperson, Friends of Health
			# of Calvert
	Position	Position	Portfolios		Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years		(Not Applicable to Officers)
TESSA TENNANT DOB: 05/29/59	Director	1992	Acting chair of AsriA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K., and Head of green and ethical investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	2	Solar Century Company, Ltd.
MUHAMMAD YUNUS DOB: 06/28/40	Director	1992	Managing Director of Grameen Bank in Bangladesh.	2
BARBARA J. KRUMSIEK DOB: 08/09/52	Director & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	39	Calvert Foundation
D. Wayne Silby, Esq. DOB: 07/20/48	Director	1992	Mr. Silby is Executive Vice-Chairman of GroupServe, Inc., a software company focused on collaborative tools. He is an officer and director of Silby, Guffey and Co., Inc.	23	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1992	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
VICTOR FRYE, Esq. DOB: 10/15/58	Officer	1999

Assistant Vice-President and Counsel and Compliance Officer of Calvert Group, Ltd. Prior to joining Calvert Group in 1999, Mr. Frye had been Counsel and Manager of the Compliance Department at The Advisors Group since 1986.

				# of Calvert
	Position	Position		Portfolios	Other
Name &	with	Start	Principal Occupation	Overseen	Directorships
Date of Birth	Fund	Date	During Last 5 Years	(Not Applicable to Officers)
Daniel K. Hayes DOB: 09/09/50	Officer	1996		Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000		Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
reno J. Martini DOB: 01/13/50	Officer	1992		Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1992		Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1992		Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999		Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

Mr. Guffey has been advised that the Securities and Exchange Commission ("SEC") has entered an order against him relating to his former service as a director of Community Bankers Mutual Fund, Inc. This fund is not connected with any Calvert Fund or Calvert Group, Ltd. and ceased operations in September, 1994. Mr. Guffey consented to the entry of the order without admitting or denying the findings in the order. The order contains findings that: (1) the Community Bankers Mutual Fund's prospectus and statement of additional information were materially false and misleading because they misstated or failed to state material facts concerning the pricing of fund shares and the percentage of illiquid securities in the fund's portfolio and that Mr. Guffey, as a member of the fund's board, should have known of these misstatements and therefore violated the Securities Act of 1933; (2) the price of the fund's shares sold to the public was not based on the current net asset value of the shares, in violation of the Investment Company Act of 1940 (the "Investment Company Act"); and (3) the board of the fund, including Mr. Guffey, violated the Investment Company Act by directing the filing of a materially false registration statement. The order directed Mr. Guffey to cease and desist from committing or causing future violations and to pay a civil penalty of $5,000. The SEC placed no restrictions on Mr. Guffey's continuing to serve as a Trustee or Director of mutual funds.

On October 8, 1998, Dr. Mollner declared and filed for personal bankruptcy protection under Chapter 7 of the Federal Bankruptcy Code. The cause of Dr. Mollner's financial difficulties was losses sustained in trading in the options and futures market.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Directors and officers as a group own less than one percent of the total outstanding shares of the Fund. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Each of the Officers is also an officer of each of the subsidiaries of Calvert Group, Ltd. and each of the other investment companies in the Calvert Group of Funds.

The Board of Directors has 4 standing Committees The Governance Committee of the Board of Directors addresses matters of fund governance, including policies on Director compensation, and Board and Committee structure and responsibilities. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Fund's financial statements; review with the independent accountants the outline, scope, and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. Each of these Committees met four times during the past fiscal year. The Disinterested Directors of the Board (Ms. Tennant and Messrs. Roy, Yunus, and Mollner) comprise both the Governance Committee and the Audit Committee. The High Social Impact Committee oversees the Fund's direct investments in High Social Impact investments, including review, selection, and fair valuation of such investments. Messrs. Mollner, Guffey, and Silby comprise this committee. It met 3 times in the past fiscal year. The Special Equities Committee oversees the Fund's Special Equities investment program in social venture capital investments, including review, selection, and fair valuation of such investments. Messrs. Roy, Silby, and Guffey comprise the Special Equities Committee. It met 8 times during the past fiscal year.

The Directors owned shares in the Fund and in all Calvert Funds for which they serve on the Board, in the following amounts as of December 31, 2001:
	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities
	Securities in the	in All Registered Investment Companies Overseen
Name of Director	Fund	By Director in Calvert Family of Funds

John G. Guffey, Jr.	$10,001-$50,000	>$100,000
Terrance J. Mollner	none	$10,001-$50,000
Rustum Roy	$10,001-$50,000	$10,001-$50,000
D. Wayne Silby	$10,001-$50,000	>$100,000
Tessa Tennant	$10,001-$50,000	$10,001-$50,000
Muhammad Yunus	$50,001-$100,000	$50,001-$100,000
Barbara J. Krumsiek	$50,001-$100,000	>$100,000

Directors of the Fund not affiliated with the Fund's advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share.

Director Compensation Table

Fiscal Year 2001	Aggregate Compensation	Pension or Retirement	Total Compensation from
(unaudited numbers)	from Registrant for	Benefits Accrued as part	Registrant and Fund
Service as Director	of Registrant Expenses*	Complex paid to Director**

Name of Director

John G. Guffey, Jr.	$10,000	$2,959	$63,865
Terrence J. Mollner	$13,000	$5,271	$35,430
Rustum Roy	$10,000	$0	$10,000
D. Wayne Silby	$9,000	$0	$76,230
Tessa Tennant	$8,000	$4,738	$8,000
Muhammad Yunus	$5,000	$3,006	$5,000

* Ms. Tennant has chosen to defer a portion of her compensation. Her total deferred compensation, including dividends and capital appreciation, was $47,192.54, as of September 30, 2001. Messrs. Guffey, Mollner, and Yunus have also chosen to defer a portion of their compensation. Their total deferred compensation, including dividends and capital appreciation, was $50,611.07; $24,559.81; and $57,412.35; respectively, as of September 30, 2001.

** As of September 30, 2001. The Fund Complex consists of ten (10) registered investment companies.

From time to time the Fund may make charitable contributions to groups intended to further the Fund's social purpose, including but not limited to educating investors about socially responsible investing.

investment advisor and subadvisor

The Fund's Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group Ltd., which is a subsidiary of Acacia Life Insurance Company of Washington, D.C. ("Acacia "). On January 1, 1999, Acacia merged with and became a subsidiary of Ameritas Acacia Mutual Holding Company. Under the Advisory Contract, the advisor provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Directors. The advisor provides the Funds with investment supervision and management, and office space; furnishes executive and other personnel to the Funds; and pays the salaries and fees of all Trustees/Directors who are employees of the advisor or its affiliates. The Fund pays all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; salaries, fees and expenses of trustees, executive officers and employees of the Fund, who are not employees of the advisor or of its affiliates; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

For its services, the advisor receives an annual fee of .75% of the Fund's average daily net assets up to $250 million, 0.725% of the next $250 million, and 0.675% on assets in excess of $500 million. The advisor may voluntarily defer its fees or assume expenses of the Fund.

The advisory fees paid to the advisor by the Fund for the fiscal years ended September 30, 1999, 2000, and 2001, were $1,991,863, $2,055,158, and $1,754,649 respectively. Investment advisory fees are allocated as a Portfolio-level expense based on net assets.

In reapproving the investment advisory agreements, the Board of Directors considered on a Fund-by-Fund basis the following factors: the nature and quality of the services provided by the advisor; the advisor's personnel and operations; the advisor's financial condition; the level and method of computing each Fund's management fee; comparative performance, fee and expense information for each of the Funds; the profitability of the Calvert Group of Funds to the advisor; the direct and indirect benefits derived by the advisor from the relationship with the Funds, such as investment research the advisor receives in connection with the Funds' brokerage commissions, selling concessions and/or discounts in fixed-pricing offerings; the effect of each Fund's growth and size on the Fund's performance and expenses; and any possible conflicts of interest. In reviewing the overall profitability of the management fee to the Funds' advisor, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Funds for which they receive compensation.

Subadvisor

 Calvert has retained Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") as subadvisor for International Equity. GMO is a privately held limited liability company. For its services to CWVF International Equity Fund, it receives a subadvisory fee, paid by the advisor, for the Fund as follows: 0.45% of the average daily assets up to and including $250 million; 0.425% of the average daily net assets over $250 million and up to and including $500 million; and 0.400% of such average daily net assets in excess of $500 million.

The Board of Directors reapproved the investment subadvisory agreements between the subadvisor and the advisor based on a number of factors relating to the subadvisor's ability to perform under its subadvisory agreement. These factors included: the subadvisor's management style and long-term performance record; the Fund's performance record; the subadvisor's current level of staffing and its overall resources; the subadvisor's financial condition; the subadvisor's compliance systems, and any disciplinary history.

The Fund has received an exemptive order from the Securities and Exchange Commission to permit the Fund and the advisor to enter into and materially amend the Investment Subadvisory Agreement without shareholder approval. Within 90 days of the hiring of any subadvisor or the implementation of any proposed material change in the Investment Subadvisory Agreement, the Fund will furnish its shareholders information about the new subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadvisor or any proposed material change in the Investment Subadvisory Agreement of the Fund. The Fund will meet this condition by providing shareholders, within 90 days of the hiring of the subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.

Administrative services agent

Calvert Administrative Services Company ("CASC"), an affiliate of the advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. For providing such services, CASC receives an annual administrative service fee payable monthly (as a percentage of net assets) as follows:
	Class A, B, and C	Class I
International Equity	0.35%	0.15%

For fiscal years 1999, 2000, and 2001, International Equity paid $590,125, $972,427, and $783,949 respectively, to CASC in administrative fees. Administrative Service fees are allocated as a class-level expense, based on net assets.

method of distribution

Calvert Distributors, Inc. ("CDI") is the principal underwriter and distributor for the Fund. CDI is an affiliate of the Fund's advisor. Under the terms of its underwriting agreement with the Funds, CDI markets and distributes the Fund's shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans (the "Plans") which permit the Fund to pay certain expenses associated with the distribution of its shares. Such expenses for Class A shares may not exceed, on an annual basis, 0.35% of the Fund's respective average daily net assets. Expenses under the Fund's Class B and Class C Plans may not exceed, on an annual basis, 1.00% of the average daily net assets of Class B and Class C, respectively. Class I has no Distribution Plan. The Class A Distribution Plan reimburses CDI only for expenses it incurs, while the Class B and C Distribution Plans compensate CDI at a set rate regardless of CDI's expenses.

The Fund's Distribution Plans were approved by the Board of Directors, including the Directors who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Directors who are not interested persons of the Fund is committed to the discretion of such disinterested Directors. In establishing the Plans, the Directors considered various factors including the amount of the distribution expenses. The Directors determined that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders, including economies of scale at higher asset levels, better investment opportunities, and more flexibility in managing a growing portfolio.

The Plans may be terminated by vote of a majority of the non-interested Directors who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the affected class of the Fund. If the Fund should ever switch to a new principal underwriter without terminating the Class B Plan, the fee would be prorated between CDI and the new principal underwriter. Any change in the Plans that would materially increase the distribution cost to the Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Directors, including a majority of the non-interested Directors as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by (i) the vote of a majority of the Directors who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Directors.

Apart from the Plans, the advisor and CDI, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Fund. The advisor and/or CDI has agreed to pay certain firms compensation for their marketing and distribution of the Fund shares, above the usual sales charges and service fees. This list may be changed from time to time. As of December 31, 2001, the advisor and/or CDI had special arrangements with the following firms: Fidelity, Morgan Stanley, Prudential Securities, Salomon Smith Barney, American Express Financial Advisors, Merrill Lynch, PaineWebber and The Advisors Group.

CDI makes a continuous offering of the Fund's securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive a distribution fee and a service fee from the Fund based on the average daily net assets of each Portfolio's respective Classes. These fees are paid pursuant to the Fund's Distribution Plan. Total Distribution Plan Expenses paid to CDI by the Fund for the fiscal year ended September 30, 2001 were $502,581 for Class A, $54,467 for Class B, and $100,308 for Class C.

For the fiscal year ended September 30, 2001, the Fund's Distribution Plan expenses for each class were spent for the following purposes:

	Class A	Class B	Class C
Compensation to broker-dealers	$387,763	$43,115	$100,308
Compensation to sales personnel	$95,278	$11,352	$0
Advertising	$7,837	$0	$0
Printing and mailing of prospectuses	$11,703	$0	$0
to other than current shareholders	$0	$0	$0
Compensation to underwriters	$0	$0	$0
Interest, financing charges	$0	$0	$0
Other	$0	$0	$0

Dealer Reallowance (Class A)

Shares are offered at net asset value plus a front-end sales charge as follows:

	As a % of	As a % of	Allowed to
Amount of	offering	net amount	Brokers as a % of
Investment	price	invested	offering price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.80%
$1,000,000 and over	0.00%	0.00%	0.00%

CDI receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. The aggregate amount of sales charges (gross underwriting commissions) and for Class A only, the net amount retained by CDI (i.e., not reallowed to dealers) for the last 3 fiscal years were:
Fiscal Year	1999		2000		2001
Class A	Gross	Net	Gross	Net	Gross	Net
International Equity	$258,982	$59,020	$322,523	$121,765	$228,095	$82,164
Class B
International Equity	$8,430		$114,099		$7,609
Class C
International Equity	$741		$2,154		$8,466

Fund Directors and certain other affiliated persons of the Fund are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Fund. Other groups (e.g., group retirement plans) are exempt due to economies of scale in distribution. See Exhibit A to the Prospectus.

transfer and shareholder servicing agentS

National Financial Data Services, Inc. ("NFDS"), a subsidiary of State Street Bank & Trust, has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.

Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd. and Acacia, has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the NFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.

For these services, NFDS and CSSI receive a fee based on the number of shareholder accounts and transactions.

portfolio transactions

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Fund's advisor and subadvisors make investment decisions and the choice of brokers and dealers under the direction and supervision of the Fund's Board of Directors.

Broker-dealers who execute transactions on behalf of the Fund are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, market familiarity, reliability, integrity, financial condition, subject to the advisor/subadvisor obligation to seek best execution. The advisor/subadvisor may also consider sales of Fund shares as a factor in the selection of brokers, again, subject to best execution (i.e., the Fund will not "pay up" for such transactions).

For the last three fiscal years, total brokerage commissions paid were as follows:

1999	2000	2001
$870,104	$925,057	$637,396

The Fund did not pay any brokerage commissions to affiliated persons during the last three fiscal years.

While the Fund's advisor and subadvisor(s) select brokers primarily on the basis of best execution, in some cases they may direct transactions to brokers based on the quality and amount of the research and research-related services which the brokers provide to them. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the advisor in monitoring the investment activities of the subadvisor(s) of the Fund. Such services include portfolio attribution systems, return-based style analysis, and trade-execution analysis.

If, in the judgment of the advisor or subadvisor(s), the Fund or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. It is the policy of the advisor that such research services will be used for the benefit of the Fund as well as other Calvert funds and managed accounts.

For the fiscal year ended September 30, 2001, the advisor and/or subadvisor, directed brokerage for research services in the following amounts:

Transactions (in shares)	Related Commissions
12,272,698	$153,096.15

The portfolio turnover rates for the last two fiscal years were as follows:

2000	2001
76%	93%

Personal securities transactions

The Fund, its advisors, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the Investment Company Act of 1940. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the Fund's investment personnel to invest in securities that maybe purchased or held by the Fund. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material information.

independent accountant and custodians

 KPMG LLP, located at 1600 Market Street, Philadelphia, Pennsylvania, 19103, has been selected by the Board of Trustees/Directors to serve as independent accountants for fiscal year 2002. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, serves as custodian of the Fund's investments. Allfirst Financial, Inc., 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Fund's cash assets. The custodians have no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Fund.

control persons and principal holders of securities

As of January 1, 2002, the following shareholders owned 5% or more of the outstanding voting securities of the class of the Fund as shown:
Name & Address	% of Ownership

Charles Schwab & Co. Inc.	11.86% of Class A
Reinvest Account
Mutual Fund Department
101 Montgomery Street
San Francisco, CA 94104-4122

MLPF&S for the Sole Benefit of its Customers	6.93% of Class B
Fund Administration
4800 Deer Lake Dr. E FL 3
Jacksonville, FL 32246-6484

Prudential Securities Inc. FB	7.22% of Class C
H Dean Bouland TTEE
Veritas TR A
U/A DTD 01-18-00
201 N Charles Street
Suite 2400
Baltimore, MD 21201-4110

DBTCO AS NOMINEE	5.16% of Class I
Dubuque Bank & Trust Co. TTEE
PO Box 747
Dubuque, IA 52004-0747

Key Trust Company C/F	23.76% of Class I
Congregations of Sisters of St. Agnes
Account 2020200-1086767
PO Box 94871
Cleveland, OH 44101-4871

National City Bank Trustee	66.83% of Class I
Sisters of the Third Order of St. Francis Employee PP M00878005
PO Box 94984
Cleveland, OH 44101-4984

general information

The Fund is an open-end diversified management investment company, organized as a Maryland Corporation on February 14, 1992. Prior to January 31, 1997, the Fund was known as the Global Equity Fund.

Each share represents an equal proportionate interest with each other share and is entitled to such dividends and distributions out of the income belonging to such class as declared by the Board. The Fund offers four separate classes of shares: Class A, Class B, Class C, and Class I. Each class represents interests in the same portfolio of investments but, as further described in the prospectus, each class is subject to differing sales charges and expenses, which differences will result in differing net asset values and distributions. Upon any liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.

The Fund is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Directors, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).

appendix

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Corporate Bonds:

Description of Moody's Investors Service Inc.'s/Standard & Poor's bond ratings:

Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.

Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.

Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. There may be some large uncertainties and major risk exposure to adverse conditions. The higher the degree of speculation, the lower the rating.

C/C: This rating is only for no-interest income bonds.

D: Debt in default; payment of interest and/or principal is in arrears.

Commercial Paper:

MOODY'S INVESTORS SERVICE, INC.:

The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2, or 3, depending on the relative strengths of these factors.

STANDARD & POOR'S CORPORATION:

Commercial paper rated A by Standard & Poor's has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2, and 3 to denote the relative strength within this highest classification.

The Fund may also rely on ratings by any other NRSRO, such as Fitch International Rating Agency.

LETTER OF INTENT

Date

Calvert Distributors, Inc.

4550 Montgomery Avenue

Bethesda, MD 20814

Ladies and Gentlemen:

By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

I intend to invest in the shares of:_____________________ (Fund or Portfolio name) during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

__ $50,000 __ $100,000 __ $250,000 __ $500,000 __ $1,000,000

Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. "Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

If the total minimum investment specified under the Letter is completed within a thirteen-month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

The commission allowed by CDI to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.

Dealer Name of Investor(s)

By
Authorized Signer Address

Date Signature of Investor(s)

Date Signature of Investor(s)

INVESTMENT ADVISOR

Calvert Asset Management Company, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

Shareholder Service

Calvert Shareholder Services, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

PRINCIPAL UNDERWRITER

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

TRANSFER AGENT

National Financial Data Services, Inc.

330 West 9th Street

Kansas City, Missouri 64105


INDEPENDENT accountants

KPMG LLP

1600 Market Street

Philadelphia, PA 19103



PART C. OTHER INFORMATION

Item 15. Indemnification

Registrant's By-Laws, Exhibit 2 of this Registration Statement, provides, in summary, that officers and directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $5 million in directors and officers liability coverage, plus $5 million in excess directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains an $9 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402. The Fund maintains joint coverage with the other Calvert Group Funds, and for the liability coverage, with the Advisor and its affiliated companies ("Calvert operating companies.") The premium and the coverage are allocated based on a method approved by the disinterested Fund Directors.

Item 16. Exhibits

  Articles of Incorporation incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

  By-Laws incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

  Inapplicable.

  Agreement and Plan of Reorganization filed herewith as Exhibit A to the Form N-14 filed herewith.

  Specimen Stock Certificate (inapplicable).

  Investment Advisory Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

  Investment Subadvisory Agreement (Grantham, Mayo, Van Otterloo & Co. LLC) filed herewith.

  Underwriting Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

  Deferred Compensation Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

  Custodial Contract incorporated by reference to Registrant's Post-Effective Amendment No. 14, January 31, 2001, accession number 0000884110-01-000001.

  Plan of Distribution incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

  Opinion of Counsel, filed herewith.
  Opinion and Consent of Counsel on Tax Matters, filed herewith.

  Transfer Agency Agreement and Service Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

  Consent of Independent Auditors, omitted per Securities Act Rule 437a.
  Inapplicable.

  Power of Attorney Forms signed by each Director, incorporated by reference to Registrant's Post-Effective Amendment No. 12, dated January 28, 1999, accession number 0000884110-99-000002.

  (a) current Calvert South Africa Fund Prospectus, incorporated by reference.

(b) current Calvert South Africa Fund Statement of Additional Information, incorporated by reference.

(c) Code of Ethics incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

(d) Multiple-class plan pursuant to Investment Company Act of 1940 Rule 18f-3 incorporated by reference to Registrant's Post-Effective Amendment No. 13, January 28, 2000, accession number 0000884110-00-000001.

Item 17. Undertakings:

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bethesda, and State of Maryland, on the 14th day of June, 2002.

CALVERT WORLD VALUES FUND, INC.

By:

_______________**_________________

Barbara J. Krumsiek

President and Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

__________**____________	President and Director	06/14/02
Barbara J. Krumsiek	(Principal Executive Officer)

__________**____________	Principal Accounting Officer	06/14/02
Ronald M. Wolfsheimer

__________**____________	Director	06/14/02
John G. Guffey, Jr.

__________**____________	Director	06/14/02
Terrence Mollner

__________**____________	Director	06/14/02
Rustum Roy

__________**____________	Director	06/14/02
D. Wayne Silby

__________**____________	Director	06/14/02
Tessa Tennant

**By: Ivy Wafford Duke as Attorney-in-fact.